Filed with the Securities and Exchange Commission on March 5, 1999

                            Registration No. 333-48457

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         Post-Effective Amendment No. 1

                                    Form S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

A.       Exact name of trust:       Variable Account B

B.       Name of depositor:  American  International  Life Assurance
                                      Company of New York

C.       Complete address of depositor's principal executive offices:
         80 Pine Street, New York, NY  10005

D.                Name and address of agent for service:
                  Robert Liguori, Vice President and General Counsel One Alico Plaza
                  600 King Street
                  Wilmington, DE  19801

COPIES TO:
Michael Berenson, Esq.            and       Florence Davis, Esq.
Jorden Burt Boros Cicchetti                 American International Group, Inc.
Berenson & Johnson, LLP                     70 Pine Street
Suite 400 East                              New York, NY  10270
1025 Thomas Jefferson Street, NW
Washington, DC  20007-0805

     It is proposed that this filing will become effective:

     ____  immediately upon filing pursuant to paragraph (b) of Rule 485

     _____ on ______________ pursuant to paragraph (b) of Rule 485

     _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

        X     on   May 1, 1999  pursuant to paragraph (a)(1) of Rule 485
     --------    --------------

     If appropriate, check the following box:

     _____this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title and amount of securities being registered: Individual and Group Flexible Premium Variable Universal Life Insurance Policies.

F. Proposed maximum aggregate offering price to the public of the securities being registered: N/A

G.   Amount of Filing Fee: N/A

                        CROSS REFERENCE TO ITEMS REQUIRED

                                 BY FORM N-8B-2

N-8B-2 Item         Caption in Prospectus

1                   About Us and the Accounts, The Separate Account
2                   About Us and the Accounts
3                   Not Applicable
4                   Distribution of the Policy
5                   The Separate Account
6(a)                Not Applicable
6(b)                Not Applicable
9                   Legal Proceedings
10                  Purchasing a VUL Policy
11                  The Separate Account, The Investment Options
12                  The Separate Account, The Investment Options
13                  Expenses of the Policy
14                  Purchasing a  VUL Policy
15                  The Separate Account
16                  The Separate Account, The Investment Options
17                  Purchasing a VUL Policy, Investing Your
18                  Account Value
19                  Purchasing a  VUL Policy, Investing Your
20                  Account Value
19                  Not Applicable
20                  Not Applicable
21                  Cash Benefits During the Insured's Lifetime
22                  Not Applicable
23                  Not Applicable
24                  Not Applicable
25                  About Us and the Accounts
26                  Not Applicable
27                  About Us and the Accounts
28                  About Us and the Accounts
29                  About Us and the Accounts
30                  About Us and the Accounts
31                  Not Applicable
32                  Not Applicable
33                  Not Applicable
34                  Distribution of the Policy
35                  About Us and the Accounts
37                  Not Applicable
38                  Distribution of the Policy
39                  Distribution of the Policy
40                  Not Applicable
41(a)               Distribution of the Policy
42                  Not Applicable
43                  Not Applicable
44                  Purchasing a VUL Policy
45                  Not Applicable
46                  Purchasing a VUL Policy
47                  Not Applicable
48                  Not Applicable
49                  Not Applicable
50                  Not Applicable
51                  Purchasing a VUL Policy,
                    About Us and the Accounts
52                  The Investment Options
53                  Federal Income Tax Considerations
54                  Financial Statements
55                  Not Applicable

                                     Part I

                                          American International Life Assurance
                                                            Company of New York
                                                             Variable Account B
                                                                 80 Pine Street
                                                            New York, NY  10005
                                                                 1-800-340-2765


              Flexible Premium Variable Universal Life Group Policy


American International Life Assurance Company of New York ("we," "our" or "us"), is offering life insurance coverage under the policy (the "Policy") described in this prospectus. The Policy is a group flexible premium variable universal life ("VUL") policy. You may be issued a certificate as evidence of your coverage under a group arrangement. The description of the policy in this prospectus is fully applicable to your certificate. The policy allows you, the owner, within limits, to:

o Select the Face Amount of life insurance. You may within limits change your initial selection as your insurance needs change.

o Select the amount and timing of premiums payments. You may make more premium payments than scheduled or stop making premium payments.

o Allocate premium payments and your Policy's Account Value among the variable investment options and the guaranteed account.

o Receive payments from your Policy while the Insured is alive through loans, partial surrenders or a total surrender.


This document contains information about the Policy. You should read this document carefully before you decide to purchase the Policy. You should also keep this document for future reference.



Neither the Securities and Exchange Commission nor any state securities commission has approved of the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.














                           Prospectus _________, 1999

                               Investment Options


[Variable Investment Options]

The Separate Account is divided into Subaccounts. Each Subaccount invests in shares of the Alliance Variable Products Series Fund, Inc. ("Alliance Funds) Each portfolio is named below. The prospectuses for each Fund contain information about each portfolio. You should read these prospectuses carefully.

Alliance Variable Products Series Fund
         Managed by Alliance Capital Management L.P.
o        Conservative Investors Portfolio
o        Global Bond Portfolio
o        Global Dollar Government Portfolio
o        Growth Portfolio
o        Growth and Income Portfolio
o        Growth Investors Portfolio
o        High Yield Portfolio
o        Money Market Portfolio
o        North American Government Portfolio
o        International Portfolio
o        Premier Growth Portfolio
o        Quasar Portfolio
o        Real Estate Investors Portfolio
o        Short-Term Multi-Market Portfolio
o        Technology Portfolio
o        Total Return Portfolio
o        U.S. Gov-t High Grade Portfolio
o        Utility Income Portfolio
o        Worldwide Privatization Portfolio



[Guaranteed  Investment Option]

The Guaranteed Account is part of our general account. We will credit interest equal to at least 4% per year, compounded annually on that portion of Policy Account Value that you allocate to the Guaranteed Account. We may, in our discretion, elect to credit a higher rate of interest. This document generally describes only that portion of the Account Value allocated to the Separate Account.

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

Special Terms used in this Document

Summary of the Policy
         Overview
         Applying for a Policy
         Premium Payments
         Policy Account Value
         Death Benefit
         Cash Benefits During the Life of the Insured
         4
         Expenses of the Policy
         Federal Tax Considerations

Purchasing a VUL Policy
         Applying for a Policy
         Your Right to Cancel the Policy
         Premiums
                  Restrictions on Premiums
                  Minimum Initial Premium
                  Planned Periodic Premiums
                  Additional Premiums
                  Effect of Premium Payments
                  No Lapse Provision
                  Grace Period
                  Premium Allocations
                  Crediting Premiums

The Investment Options

Investing Your Policy Account Value
         Determining the Policy Account Value
         Transfers
         Dollar Cost Averaging
         Automatic Rebalancing

Death Benefit

Cash Benefits During the Insured's Life

Payment Options for Benefits

Expenses of the Policy

Supplemental  Benefits and Riders

Other Policy Provisions

Performance Information

Federal Income Tax Considerations

Distribution of the Policy

About Us and the Accounts

Our Directors and Executive Officers

Other Information

Appendices

--------------------------------------------------------------------------------
                       Special Terms used in this Document

--------------------------------------------------------------------------------

We have capitalized some special terms we use in this document. We have defined these terms here.


Accounts.   The Separate Account and the Guaranteed Account of the Company.

[If you have a request, please write to us at this address.]

Administrative Office.   One Alico Plaza, P.O. Box 8718, Wilmington, DE 19801.

Age. The Insured's age as of his or her last birthday.

Attained Age. The Insured's Age as of the Policy Date plus the number of full years since the Policy Date.

Beneficiary. The person(s) entitled to the Death Benefit under the Policy.

Code.  The Internal Revenue Code of 1986, as amended.

Company, we, our, us. American International Life Assurance Company of New York.

[You will specify the initial Face Amount in your Policy application. The Policy will also show the initial Face Amount.]

Death Benefit. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

Face Amount. The amount of insurance specified by the Owner and from which the Death Benefit Amount will be determined.

Grace Period. The period of time that the Policy continues to be in force while the Net Cash Surrender Value is less than the total monthly deductions then due. It begins on a monthly anniversary when the Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of our assets other than the assets of the Separate Account and any of our other separate accounts.

Insured.   A person whose life is covered under the Policy.

[We measure contestability periods from the Issue Date.]

Issue Date. The date the Policy is actually issued. It may be later than the Policy Date.

Loan Account. The portion of the Policy Account Value held in the Guaranteed Account as collateral for Policy loans.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the monthly anniversary is the 29th, 30th or 31st and a month has no such day, the monthly anniversary is deemed to be the last day of that month.

[We use this value to determine if your Policy is in force.]

Net Cash Surrender Value.   The Cash Surrender Value less any outstanding Loans.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Outstanding Loan. The total amount of Policy loans, including both principal, past due unpaid interest and accrued interest.

[You may be an Owner even if you are not the Insured.]

Owner, you, your. The person who purchased the Policy as shown in the application, unless later changed.

Policy. The flexible premium variable universal life insurance coverage we issue. We may issue coverage on the Insured under a certificate issued under a group contract. The term Policy includes the certificate and group contract.

[We use Policy Account Value to determine your Policy benefits. How we determine Policy Account Value is described on page __. ]

Policy Account Value. The total amount in the Accounts credited to your Policy.


[We use the Policy Date as the date coverage begins and to determine all anniversary dates.]

Policy Date. The date as of which we have received the initial premium and an application in good order. Coverage will begin on the policy date.

Separate Account.   Variable Account B, a separate investment account of ours.

Subaccount. A division of the Separate Account established to invest in shares of a corresponding portfolio of a fund that is available for investment under the Policy.

Valuation Date.   Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (currently 4 P.M., Eastern Time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

--------------------------------------------------------------------------------

                              Summary of the Policy

--------------------------------------------------------------------------------


Because this is a summary, it does not contain all the information that may be important to you. You should read this entire document carefully before you decide to purchase a Policy.


[If you select any variable investment options, your Policy benefits will vary based upon the returns earned by those variable investment options. The returns may be zero or negative and you bear this risk.]

Overview

The Policy is a flexible premium variable universal life policy. Like traditional life insurance, the Policy provides an initial minimum death benefit and cash benefits that you can access through loans, partial surrenders or a surrender. Unlike traditional life insurance, you may choose how to invest your Policy Account Value.

The Policy allows you to make certain choices that will tailor the Policy to your needs. When you apply for the Policy, we will ask you to make some of these choices. You may also change your choices to meet your changing insurance needs.

In addition, we are offering several riders to the Policy. These riders provide you with the flexibility to design an insurance product that meets your specific needs.


Applying for a Policy

You may apply for a Policy to cover a person, the "Insured," who is age 75 or younger.


[Amount of life insurance benefits.]

When you apply for a Policy, you must select the Face Amount. The Face Amount is the initial amount of life insurance coverage on the Insured. It must be at least $50,000 when you apply.


[When your coverage will become effective.]

 Your policy will become effective after:

o    We accept your application.

o    We receive an initial premium payment, in an amount we determine.

o    We have completed our review of your application to our satisfaction.

Your right to cancel the Policy

Once you receive your Policy, you should read the Policy. You have the right to cancel the Policy for any reason within the later of:

o    45 days after you sign Part I of the Policy application.

o 10 days after you received the Policy. If required by the state where you live, we will extend the 10 days to the number required by law.


Premium Payments


[Minimum initial premium.]

Before your Policy is effective, you must pay the minimum initial premium. We will calculate the initial minimum premium based on a number of factors, such as the age, sex and underwriting rate class of the proposed Insured, the desired Face Amount, and any supplemental benefits or riders applied for and whether premiums will be paid by pre-authorized checking. A table is provided in Appendix A.


[Planned periodic premium. ]

When you apply for a Policy you will select the amount of premium payments you plan to pay during the term of the Policy. We will establish a minimum for this amount. You will also select intervals when you plan to pay this pay this premium amount. This may be monthly, quarterly, semiannually, or annually. Pre-authorized checking may be required for monthly payments.


[Flexibility in premium payments.]

During the term of the Policy, you may pay premiums at any time and in any amount, within limits. Thus, you are not required to pay the planned periodic premium and you may make payments in addition to the planned periodic premium.


Policy Account Value

We will measure your benefits under the Policy by your Policy Account Value. Your Policy Account Value will reflect:

o    the premiums you pay;

o    the returns earned by the Subaccounts you select;

o    the interest earned on the amount allocated to the Guaranteed Account;

o    any loans or partial surrenders; and

o    the Policy charges and expenses we deduct.


[Death Benefit Selections.]

Death Benefit

When you apply for a Policy, you must select:

o    The Face Amount.

o The death benefit option, which determines the manner in which we calculate the death benefit for your Policy.

Death Benefit Options.

You may select from two death benefit options. They are:

[Option I:  Level Death Benefit Option.]

o    Option I: Level Death Benefit Option

The basic death benefit will be the greater of:

1.   The Face Amount; or

2. Policy Account Value on the date of death multiplied by the appropriate minimum death benefit factor.


[Option II:  Increasing Death Benefit Option.]

o    Option II: Increasing Death Benefit Option

     The basic death benefit will be the greater of:

1.   The Face Amount plus the Policy Account Value; or

2. Policy Account Value on the date of death multiplied by the appropriate minimum death benefit factor.


[Changes You May Make.]

Within limits, you may change the death benefit option and, after the first Policy year, may make changes to the Face Amount.


Cash Benefits During the Life of the Insured

During the life of the Insured, your Policy has cash benefits that you can access within limits through loans, partial surrenders or a full surrender.

o Loans -- You may borrow against your Net Cash Surrender Value at any time. If your Policy is a modified endowment contract, the Internal Revenue Code may treat the loan as a taxable distribution of income.

o Partial Surrender -- You may withdraw part of your Policy Account Value after the first Policy year. We may deduct an administrative charge. If you make a partial surrender during the surrender charge period, we will deduct a surrender charge. A partial surrender may result in a decrease in the Face Amount of your Policy, depending upon your death benefit option.

o Full Surrender -- You may surrender your Policy for its Net Cash Surrender Value. If you surrender your Policy during the surrender charge period, we will deduct a surrender charge. A surrender will terminate your Policy.


[Expenses reduce your returns under the Policy ]

Expenses of the Policy

We deduct expenses related to your Policy. These deductions are made:

o    from premiums,  your Policy Account Value and the assets of the Subaccount;
     and

o    upon certain Policy transactions.

Deduction from premiums -- we will deduct 5% from your premium payments plus a state specific percent of premium equal to the state and local premium tax rate applicable to the Policy. These deductions are for state premium taxes, federal taxes, sales and other acquisition related expenses.

Monthly Deductions from Policy Account Value -- we will deduct on each monthly anniversary charges for:

o    The administration of your Policy.

o    The cost of insurance for your Policy

o    The costs associated with acquiring and underwriting your Policy

o    The cost of any supplemental benefits or riders.

The monthly deduction is deducted from your Accounts on a pro rata basis in the same proportion of Policy Account Value in each Account.


Deductions from Subaccount Net Assets -- we will deduct daily a charge for the mortality and expense risks we assume, at an annual rate not to exceed 0.90% of your Policy Account Value in the Subaccounts.

Deductions Upon Certain Policy Transactions -- If you make a Policy transaction, a charge may apply. They are:

o Transfers -- You may make twelve transfers from your Subaccounts each Policy year free of charge. Thereafter, we will deduct a fee of $25 per transfer from the transferred amount.


Administrative Charges for Partial Surrenders.

o Partial Surrenders - We charge the lesser of $25 or 2% of the amount surrendered for processing each surrender.

Surrender Charges for Partial Surrenders.

o A partial surrender may also be subject to a surrender charge. A surrender charge for partial surrenders is equal to a pro rata portion of the surrender charge that would apply to a full surrender. This applies during the first 14 Policy years and for the first 14 years immediately following an increase in Face Amount.

o Surrender -- If you request a surrender during the first 14 Policy years, we may deduct a surrender charge based on the initial Face Amount. If you request a surrender within 14 years immediately following an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid.

Surrender Charges for Face Amount Decreases.

o Decrease in Face Amount -- We may also deduct a surrender charge from the Policy Account Value upon a decrease in Face Amount. If you request a decrease in Face Amount during the first 14 Policy years, we will deduct a surrender charge based on the initial Face Amount. If you request a decrease within 14 years immediately following an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount.

Expenses of the variable investment options also reduce your returns.

In addition, you will indirectly bear the costs of the investment management fees and expenses paid from the assets of the portfolios you select. The expenses of the variable investment options for the year ended December 31, 1998 are set forth in Appendix C.


Federal Tax Considerations

You should consider the impact of the Code.

Your purchase of, and transactions under, your Policy may have tax consequences that you should consider before purchasing the Policy. You may wish to consult a tax adviser. In general, the Life Insurance Proceeds will not be taxable income to the Beneficiary. You will not be taxed as your Policy Account Value increases. Upon a distribution from your Policy, however, you may be taxed on your Policy Account Value increases.



--------------------------------------------------------------------------------

                             Purchasing a VUL Policy

--------------------------------------------------------------------------------


Applying for a Policy

To purchase a Policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount, the death benefit option and supplemental benefit riders, if any. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.


[Our age requirement for the Insured.]

You may apply for a Policy to cover a person who is younger than Age 76. A newborn may be an Insured. The minimum Face Amount is $50,000

We require a minimum initial premium. We require that you pay a minimum initial premium before we will issue the Policy. You may pay the minimum initial premium when you submit the application or at a later date.

We will not issue a Policy until we have accepted the application. We will accept an application if it meets our underwriting rules. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.


[When your coverage will be effective.]

Your policy will become effective after:

o         We accept your application.
o         We receive an initial premium payment, in an amount we determine.
o         We have completed our review of your application to our satisfaction.


Your Right to Cancel the Policy


[Period to Examine and Cancel.]

Once you receive your Policy, you should read the Policy. You have the right to cancel the Policy for years within the later of:

o    45 days after you sign Part I of the Policy application; or

o 10 days after you received the Policy. If required by the state where you live, we will extend the 10 days to the number required by law.

This is your "Period to Examine and Cancel."

Your right to cancel also applies to the amount of any increase in Face Amount.

[How to cancel your policy.]

You may cancel the Policy by returning it to our Administrative Office or to our agent within the applicable time with a written request for cancellation. We will refund you the premium paid on the Policy. Thus, the amount we return will not reflect the returns of the Subaccounts you selected in your application.


Premiums

The Policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Office.


[All your premium payments must comply with our requirements.]

Restrictions on Premiums.   We may not accept any premium payment:

o    If it is less than $50.

o If the premium would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code. We will refund any portion of any premium that causes the Policy to fail. In addition, we will monitor the Policy and will attempt to notify the Owner on a timely basis if a Policy is in jeopardy of becoming a modified endowment contract under the Code.

o If the premium would increase the amount of our risk under your Policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.


[Types of premium payment.]

Minimum Initial Premium We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex and rating class of the proposed Insured, the desired Face Amount and any supplemental benefits or riders applied for and whether premiums will be paid by pre-authorized checking.


Planned Periodic Premium. When you apply for a Policy, you select a plan for paying level premiums at specified intervals. The intervals may be monthly, quarterly, semi-annually or annually, for the life of the Policy. Pre-authorized checking may be required for monthly payments. We will establish a minimum amount that may be used as the planned periodic premium.

You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely. At any time you can change the amount and frequency of planned periodic premium by sending a written notice to our Administrative Office.

Additional Premiums. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to Code.

Depending on the Policy Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your Policy from terminating.

[Paying premiums may not ensure that your Policy remains in force.]


Effect of Premium Payments. In general, paying all planned periodic premiums may not prevent your Policy from lapsing. In addition, if you fail to pay any planned periodic premiums, your Policy will not necessarily lapse.

Your Policy will lapse only when the Net Cash Surrender Value on a monthly anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

o of the negative return or insufficient return earned by one or more of the Subaccounts you selected; or o of any combination of the following -- you have Outstanding Loans, you have taken partial surrenders, we have deducted
     Policy expenses, or your have made insufficient premium payments to offset the monthly deduction.


[Your Policy will not terminate immediately after your Policy Account Value is insufficient.]

Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each monthly anniversary must be equal to or greater than the total monthly deductions for that monthly anniversary. If it is not, you have a Grace Period of 61 days during which the Policy will continue in force. The Grace Period begins on the monthly anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value.

We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state:

o    A Grace Period of 61 days has begun.

o The amount of premium required to prevent your Policy from terminating. This amount is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) monthly anniversaries.

If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

If your Policy lapses with an Outstanding Loan you may have taxable income.

Premium Allocations. In the application, you specify the percentage of Net Premiums to be allocated to each Subaccount or to the Guaranteed Account. However, until the Period to Examine and Cancel expires, we invest this amount in the Money Market Subaccount. The first business day after the period expires, we will reallocate your Policy Account Value in the Money Market Subaccount based on the premium allocation percentages in your application.

For  all  subsequent  premiums,  we  will  use the  allocation  percentages  you specified in the application until you change them. You can change the allocation percentages at any time, by sending written notice to our Administrative Office. The change will apply to all Premiums received with or after your notice.

Allocation  Rules:   Your  allocation   instructions  must  meet  the  following
requirements:

o    Each allocation percentage must be a whole number; and

o Any allocation to a Subaccount must be at least 5%; and the sum of your allocations must equal 100%. Crediting Premiums. Your initial Net Premium, will be credited to your Policy Account Value as of the Policy Date. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Office.

If any Premium requires us to accept additional risk, we will allocate this amount to the Money Market Subaccount until we complete our underwriting. When accepted, and at the end of the Period to Examine and Cancel the Policy, we will allocate it in accordance with your allocation percentages.


--------------------------------------------------------------------------------

                             The Investment Options

--------------------------------------------------------------------------------


You may allocate your Policy Account Value to:

o         the Subaccounts which invest in the variable investment options; or

o         the Guaranteed Account.




Variable Investment Options

Under the Policy, you may currently allocate your Policy Account Value into any of the available Subaccounts. Each Subaccount invests in a distinct portfolio of the Alliance Variable Products Series Fund. These portfolios operate similarly to a mutual fund but are only available through the purchase of certain insurance contracts.

Alliance Capital Management L.P., manages the Alliance Variable Products Series Fund, Inc. The fund also includes other portfolios which are not available for use by the Separate Account.

 [Portfolios Managed by Alliance Capital Management L.P.]

Conservative Investors Portfolio

This portfolio seeks the highest total return without, in the view of the Fund's Adviser, undue risk to the principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

Global Bond Portfolio

This portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

Global Dollar Government Portfolio

This portfolio seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capacity to pay interest and repay principal.

Growth Portfolio

This portfolio seeks the long term growth of capital by investing primarily in common stocks and other equity securities.

Growth and Income Portfolio

This portfolio seeks to balance the objectives of reasonable current income and opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

Growth Investors Portfolio

This portfolio seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

High Yield Portfolio

This portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this Portfolio seeks capital appreciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e. below investment grade) by nationally recognized rating services. These securities, which are often referred to as "junk bonds", are subject to greater risk loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Money Market Portfolio

This portfolio seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

North American Government Income Portfolio

This portfolio seeks the highest level of current income, consistent with what the adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

International Portfolio

This portfolio seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

Premier Growth Portfolio

This portfolio seeks growth of capital rather than current income. In pursuing its investment objectives, the Premier Growth Portfolio will employ aggressive investment policies. Since investment will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

Quasar Portfolio

This portfolio seeks growth of capital by pursuing aggressive investment policies. The portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

Real Estate Investment Portfolio

This portfolio seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

Short-Term Multi Market Portfolio

This portfolio seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities denominated in U.S. dollars and selected foreign currencies and having remaining maturities of not more than three years.

Technology Portfolio

This portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. This portfolio invests principally in diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Total Return Portfolio

This portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and Agency obligations, bonds and senior debt securities.

U.S. Government/High Grade Securities Portfolio

This portfolio seeks a high level of current income consistent with preservation
of  capital  by  investing   principally  in  a  portfolio  of  U.S.  Government
Securities, and other high grade debt securities.

Utility Income Portfolio

This portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and in the provision of other utility or utility-related goods and services.

Worldwide Privatization Portfolio

This portfolio seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.


Guaranteed Investment Option

Under the Policy, you may currently allocate your Policy Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Policy Account Value to the Loan Account which is part of the Guaranteed Account.

We treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.


[You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.]

Interest Credited On the Guaranteed Account. All of your Policy Account Value held in the Guaranteed Account will earn interest at a rate we determine, in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Policy Account Value may earn a different interest rate than the remaining portion of your Policy Account Value in the Guaranteed Account.

Deductions from the Guaranteed Account. We will deduct any transfers, partial surrenders or any Policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.


The Loan Account will only increase or decrease in value when Policy loans are taken or repayments are made. If an amount is transferred from the Loan Account to the remaining portion of the Guaranteed Policy Account Value, it will be treated as a new allocation to the Guaranteed Account and will be credited with interest at the rate then in effect for Guaranteed Account allocations.

Payments from the Guaranteed Account. If we must pay any part of the proceeds for a loan or partial surrender or surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.



--------------------------------------------------------------------------------

                       Investing Your Policy Account Value

--------------------------------------------------------------------------------


The Policy allows you to choose how to invest your Policy Account Value. Your Policy Account Value will increase or decrease based on:

o         The returns earned by the Subaccounts you select.

o         Interest credited on amounts allocated to the Guaranteed Account.

We will determine your Policy benefits based upon your Policy Account Value. If your Policy Account Value is insufficient, your Policy may terminate. If the Net Cash Surrender Value on a monthly anniversary is less than the amount of that date's monthly deduction, the Policy will be in default and a Grace Period will begin.


Determining the Policy Account Value

On the Policy Date, your Policy Account Value is equal to your initial Net Premium. If the Policy Date and the Issue Date are the same day, the Policy Account Value is equal to your initial premium, less the premium expenses and monthly deduction we deduct.

On each Valuation Date thereafter, your Policy Account Value is equal to:

o         Your Policy Account Value held in the Subaccounts; and

o         Your Policy Account Value held in Guaranteed Account.

Your Policy Account Value will reflect:

o         the premiums you pay;

o         the returns earned by the Subaccounts you select;

o         the interest credited on amounts allocated to the Guaranteed Account;

o         any loans or partial surrenders; and

o         the Policy expenses we deduct.


Policy Account Value in the Subaccounts. We measure your Policy Account Value in the Subaccounts by the value of the Subaccounts' accumulation units we credit to your Policy. When you allocate premiums or transfer part of your Policy Account Value to a Subaccount, we credit your Policy with accumulation units in that Subaccount. The number of accumulation units equals the amount allocated to the Subaccount divided by that Subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

The number of Subaccount accumulation units we credit to your Policy will:

o increase -- when Net Premium is allocated to the Subaccount, amounts are transferred to the Subaccount and loan repayments are credited to the Subaccount.

o decrease -- when the allocated portion of the monthly deduction is taken from the Subaccount, a Policy loan is taken from the Subaccount, an amount is transferred from the Subaccount, or a partial surrender, including the partial surrender charges, is taken from the Subaccount.

Accumulation Unit Values. A Subaccount's accumulation unit value varies to reflect the return of the portfolio, and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each Subaccount at $10 when the Subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior Valuation Period multiplied by the net investment factor for the current Valuation Period.

Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a Subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the Subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and the deduction of the daily mortality and expense risk charge.

Guaranteed Policy Account Value. On any Valuation Date, the Guaranteed Account portion of your Policy's Account Value equals:

o    the total of all Net Premium, allocated to the Guaranteed Account, plus

o    any amounts transferred to the Guaranteed Account, plus

o    interest   credited  on  the  amounts  allocated  and  transferred  to  the
     Guaranteed Account, less

o    the amount of any transfers from the Guaranteed Account, less

o the amount of any partial surrenders, including the partial surrender charges, taken from the Guaranteed Account, and less

o the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

o the amount of the Loan Account If you take a Policy loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans, and interest credited on the Loan Account.

Net Policy Account Value. The Net Policy Account Value on a Valuation Date is the Policy Account Value less Outstanding Loans on that date.

Cash Surrender Value. The Cash Surrender Value on a Valuation Date is the Policy Account Value reduced by any surrender charge that would assessed if the Policy were surrendered on that date.


[The amount you would receive on a Surrender of your Policy.]

Net Cash Surrender Value. The Net Cash Surrender Value on a Valuation Date is equal to:

o    the Cash Surrender Value, less

o    the Outstanding Loan on that date.

Transfers

You may transfer Policy Account Value among the Subaccounts and to the Guaranteed Account after the Period to Examine and Cancel. All transfer requests must satisfy the following requirements:

o Minimum amount of transfer -- You must transfer at least $250 or, the balance in the Subaccount or the Guaranteed Account, if less;

o    Form of transfer request - Transfer requests must be in writing;

o Transfers from the Guaranteed Account -- The maximum you may transfer in a Policy year is equal to 25% of your Guaranteed Policy Account Value that is not in the Loan Account. Transfers may be made only during the 60-day period within 30 days before and following the end of each Policy Year. The amount transferred must be at least $250, or the Policy Account Value held in the Guaranteed Account.


Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Office. We process transfers on the same date we receive your transfer request. We may, however, defer transfers under the same conditions as described in "When Proceeds Are Paid," page ___.

Number of Allowable Transfers/Transfer Fee. We do not currently limit the number of transfers you may make. We will currently assess a $25 transfer fee, however, for each transfer in excess of 12 during a Policy year. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy year. Transfers in connection with the Dollar Cost Averaging feature will not count against the 12 free transfers in a Policy year. We reserve the right to increase or decrease the number of "free" transfers allowed in any Policy year.

We will confirm transfer requests received by fax before processing them. You should review all confirmations to determine if there have been any unauthorized transfers.


Dollar Cost Averaging

Dollar Cost Averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

You may request Dollar Cost Averaging. Under this program we will automatically transfer monthly a portion of your Money Market Subaccount Value into other Subaccounts or the Guaranteed Account for a period not in excess of 24 months. We will allocate the transfers based on your current Premium allocation instructions. However, no less than 5% may be allocated to any one Subaccount or to the Guaranteed Account. This option can be elected at any time provided there is a minimum balance of $2000 in the Money Market Subaccount.

Dollar Cost Averaging From a Subaccount. If you instruct us to make the transfers from the Money Market Subaccount, you may request that we transfer:

o A specified dollar amount -- we will automatically transfer this amount in accordance with your most current premium allocation instructions for a specified period until your Policy Account Value in the transferring Money Market Subaccount is depleted.

o A specified number of months-- we will automatically transfer over a specific number of months an amount equal to one divided by the number of months remaining in the period. For example, if you elect to transfer over a 12 month period, the first transfer will be 1/12 of your Money Market Subaccount value, the second transfer will be for 1/11, the third transfer will be for 1/10 and so on until the end of the requested period.


When we will Process your Automatic Transfers.

We will begin to process your automatic transfers:

o If you requested the automatic transfers when you applied for your Policy -- on the first monthly anniversary following the end of the Period to Examine and Cancel.

o    If you elect the option  after you  applied  for the Policy - on the second
     monthly   anniversary   following  the  receipt  of  your  request  at  our
     Administrative Office.


We will stop processing automatic transfers if:

o    The funds in the Money Market Subaccount are depleted;

o We receive you written request at our Administrative Office to cancel future transfers;

o    We receive notification of death of the Insured; or

o    Your Policy goes into the Grace Period.


Dollar Cost Averaging may lessen the impact of market fluctuations on your investment. Using Dollar Cost Averaging does not guarantee investment gains or protect against loss in a declining market.

--------------------------------------------------------------------------------

                                 Death Benefits

--------------------------------------------------------------------------------


Death Benefits

During the Policy term, we will pay the Death Benefits to the Beneficiary after the Insured death. To make payment, we must receive at our Administrative
Office:

o    Satisfactory proof of the Insured's death; and

o    return of the Policy.


[The Beneficiary may receive the Death Beneftis in one lump sum or under any other payment option.]


Payment of Death Benefit. We will pay the Death Benefit generally within seven days after we receive the information we require. We will pay the Death Benefit to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the Death Benefit may also be affected by other provisions of the Policy.

We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.


Amount of Death Benefit. We will determine the Death Benefit as of the date of the Insured's death. The Death Benefit will equal:


o the death benefit amount determined according to the death benefit option selected; plus

o    any other benefits then due from riders to the Policy; minus

o    the Outstanding Loan, if any, and accrued loan interest; minus

o    any overdue monthly deductions if the Insured dies during a Grace Period.



Death Benefit Options

You may select from two death benefit options.


[Option I:  Level Death Benefit Option]

They are:  Option I - Level Death Benefit Option.

     The  basic death benefit will be the greater of

     (1)  The Face Amount; or

     (2) Policy Account Value at date of death multiplied by the appropriate minimum death benefit facto


[Option II:  Increasing Death Benefit Option]


Option II - Increasing Death Benefit Option

     The  basic death benefit will be the greater of:

     (1)  The Face Amount plus the Policy Account Value; or

     (2) Policy Account Value at date of death multiplied by the appropriate minimum death benefit factor.



Changes in Death Benefit Options

If you have selected Option I you may change to Option II. You may also change from Option II to Option I.


[How to request a change.]

You may change your Death Benefit Option by providing your Agent with a written request or by writing us at our Administrative Office. We may require that you submit satisfactory evidence of insurability to us.

If you request a change from Option I to Option II, we will decrease the Face Amount by an amount equal to Your Policy Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

If you request a change from the Option II to Option I, we will increase the Face Amount by an amount equal to your Policy Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

Once approved, we will issue new Policy information pages and attach a copy of your Application for Change. The change will take effect at the beginning of the Policy Month that coincides with or next follows the date we approve your request. We reserve the right to decline to make any changes that we determine would cause the Policy to fail to qualify as life insurance under our interpretation of the Code.

The change will take effect on the next monthly anniversary that coincides with or next follows the date we approve your request.


Changes in Face Amount

At any time after the first Policy anniversary while the Policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your Policy to fail to qualify as life insurance under of the Code.

Increases in Face Amount:  Any request for an increase:

     o    Must be for at least $10,000.

     o May not be requested in the same Policy year as another request for an increase.

     o    May not be requested after the Insured is Attained Age 75.

A written application must be submitted to our Administration Office along with satisfactory evidence of insurability. You must return the Policy so we can amend the Policy to reflect the increase. The increase in Face Amount will become effective on the monthly anniversary on or next following the date the increase is approved, and the Policy Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount.


Decreases in Face Amount.   Any request for a decrease:

     o    Must be at least $5,000.

     o Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a Policy.

     o During the first 5 Policy years, the Face Amount may not be decreased by more than 10% of the initial Face Amount in any one Policy Year.

     o No decrease may be made during the first 12 months following an increase in Face Amount.

     o If the Face Amount is decreased during the first 14 Policy years or within 14 Policy years of an increase in Face Amount, a surrender charge may be applicable.


Consequences of a Change in Face Amount. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a modified endowment contract.


--------------------------------------------------------------------------------

                     Cash Benefits During the Insured's Life

--------------------------------------------------------------------------------


During the life of the Insured, your Policy has cash benefits which you may access within limits by taking loans, partial surrenders or a full surrender.

Policy Loans

You may request a loan against your Policy at any time after the first policy year or after the first 12 months following an increase in Face Amount while the Policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take.

     o    Maximum Loan Amount

     -    After First Policy year -- The maximum loan amount is:

     o    90% of Your Net Cash Surrender Value, less o Any outstanding loans

     o    Minimum Loan Amount -- $500


[How to request a loan.]

You must submit a written request for a loan to the Administrative Office. Policy loans will be processed as of the date we receive the request at our Administrative Office. Loan proceeds generally will be sent to you within seven days.

Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on Policy loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy year while a Policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

For Policy Years 11 and later, a portion of the loanable amount may be available on a preferred loan basis. The amount available on a preferred basis is the excess, if any, of the Policy Account Value over the sum of the Premiums paid. For a preferred loan, the interest rate charged and credited to the preferred portion of the loan value will be the same.

Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any Subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each Account on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the Subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.


Effect of Policy Loan. A Policy loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Policy Account Value because the investment results of the Subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Guaranteed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.

In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

If  the  Life  Insurance   Proceeds  become  payable  while  a  Policy  loan  is
outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

If the Outstanding Loan exceeds the Net Cash Surrender Value on any monthly anniversary, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

Outstanding Loan.  The Outstanding Loan on a Valuation Date equals:

     o All Policy loans that have not been repaid (including past due unpaid interest added to the loan), plus

     o    accrued interest not yet due.


Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living an the Policy is in force. Loan repayments must be sent to our Administrative Office and will be credited as of the date received.



[Requirements for Partial Surrenders.]

Partial Surrenders

You may request a partial surrender at any time after the first Policy anniversary. No more than two partial surrenders may be made during a Policy Year.

We may limit the minimum and maximum amount of Withdrawals.

     o Maximum Partial Surrender Amount - 90% of our Policy's Net Cash Surrender Value except that the withdrawal may not cause the Policy Face Amount to be less than the required minimum Face Amount.

     o    Minimum Partial Surrender Amount -- $500


[How to request a partial surrender.]

You must submit a written request to our Administrative Office. We will reduce your Policy Account Value by the partial surrender amount plus any applicable charges. When you request a partial surrender, you may direct us to take the requested amount from any Subaccount or from the Guaranteed Account. If the Guaranteed Account or Subaccount value is insufficient to withdraw the amount requested, we will withdraw the difference from the remaining Accounts on a pro rata basis unless you have provided specific instructions to withdraw the amount from one or several Accounts.

We will process partial surrender requests as of the date we receive your written request at our Administrative Office. We will generally pay partial surrenders within seven days.


Expenses for Partial Surrenders. We will deduct the applicable surrender charge on a partial surrender. This charge will be deducted from your Policy Account Value along with the amount requested to be surrendered and will be considered part of the partial surrender (together, the "partial surrender amount"). Currently, we assess an administrative charge equal to the lesser of $25 or 2% of the amount surrendered.


Effect of Partial surrender on your Face Amount. The Face Amount of your Policy will also be reduced by the partial surrender amount if you selected Death Benefit Option I.

We will reduce the Face Amount by the amount of the partial surrender in the following order:

     1. The most recent increase in the Face Amount, if any, will be reduced first.

     2. The next most recent increases in the Face Amount, if any, will then be successively decreased.

     3.   The initial Face Amount will then be decreased.

No partial surrender may be made that would reduce the Face Amount below the minimum Face Amount.

Partial surrenders from your Policy may have tax consequences.


Surrendering the Policy for Net Cash Surrender Value

You may surrender your Policy at any time for its Net Cash Surrender Value by submitting a written request to our Administrative Office. We will require return of the Policy. A surrender charge may apply. We will process a surrender request as of the date we receive your written request and all required documents. Your surrender request generally will be paid within seven days. The Net Cash Surrender Value may be taken in one sum or it may be applied to a payment option. Your Policy will terminate and cease to be in force if it is surrendered for one sum. It cannot later be reinstated.


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                          Payment Options for Benefits

--------------------------------------------------------------------------------


The Company offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of guaranteed benefit payments.


--------------------------------------------------------------------------------

                             Expenses of the Policy

--------------------------------------------------------------------------------


Periodically, we will deduct expenses related to your Policy. We will deduct these:

     o    from premiums, Policy Account Value and from Subaccount assets; and

     o    upon certain transactions.

The amount of these expenses are described in your Policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.


Deductions From Premiums

We will deduct 5% plus a state specific percent of premium from each premium payment. This charge is intended to provide for state premium taxes, DAC taxes and for other expenses associated with acquiring and servicing a Policy.


Monthly Deductions From Policy Account Value

On the Policy Date and each monthly anniversary thereafter, we make a deduction from the Policy Account Value. On the Issue Date the amount deducted is for the Policy Date and any monthly anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a monthly anniversary. We will deduct on each monthly anniversary charges for:

     o    The administration of your Policy.

     o    The acquisition and underwriting costs of your Policy.

     o    The cost of insurance for your Policy.

     o    The cost of any supplemental benefits or riders.

We will take the monthly deductions from your Policy Account Value and from each Subaccount on a pro rata basis.


Administrative Charge.

This charge compensates us for administrative expenses associated with the Policy and the Separate Account. The Policy refers to these expenses as the Monthly Expense Charge and the Additional First Year Administrative Charge.

Monthly Expense Charge. We will make a deduction from your Policy Account Value for expenses such premium billing and collection, record keeping, processing claims, Policy loans, Policy changes, reporting and overhead costs, processing applications and establishing Policy records associated with the administration of your Policy. This charge will vary based on the Policy Face Amount.
The chart below reflects the current and guaranteed monthly expense charges:

                                                          Current     Guaranteed
Monthly Expense Charge Per Policy                         Charge        Charge

If the Face Amount is between $50,000 and $199,999        $  7.50     $  15.00
If the Face Amount is between $200,000 and $499,999       $  5.00     $  10.00
If the Face Amount is $500,000 or greater                 $  4.00     $  10.00
First Year Additional Charge                              $ 20.00     $  25.00

First Year Administrative Charge. There is an additional monthly expense charge during the first Policy Year and following an increase in Face Amount for our expenses associated with the acquisition and underwriting of your Policy. We deduct a monthly charge, not to exceed $25, during the first 12 months after the Policy Date and the 12 months immediately following a Face Amount increase.



Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from month to month. For any Policy the cost of insurance on a monthly anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that monthly anniversary.


[Net Amount at Risk.]

The Net Amount at Risk is calculated as (a) minus (b) where:

(a) is the current Life Insurance Proceeds at the beginning of the Policy month divided by 1.0032737; and (b) is the current total Policy Account Value.


Rate Classes for Insureds. We currently rate Insureds in one of following basic rate classifications, based on our underwriting:

          o    non-smoker standard

          o    smoker

          o    substandard for those involving a higher mortality risk

We place the Insured in a rate class when we issue the Policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Policy Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Policy Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Policy Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

The guaranteed cost of insurance charges at any given time for a substandard policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge. Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality, investment, expense and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker risk class are generally lower than rates for an Insured of the same age and sex in a smoker risk class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker risk class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard risk class.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits. Mortality tables for the Policy generally distinguish between males and females. Thus, premiums and benefits under the Policy covering males and females of the same age will generally differ. We do, however, also offer the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer the Policy with unisex mortality tables to such prospective purchasers.


Deduction From Subaccount Assets

Mortality and Expense Risk Charge. We deduct a daily charge from your Policy Account Value in the Subaccounts for assuming certain mortality and expense risks under the Policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The guaranteed and current charge is at an annual rate of 0.90% of the Subaccount assets. Although, the charge may be decreased to not less than 0.50% in Policy Years 11 and later, it is guaranteed not to exceed an annual rate of 0.90% of your Policy Account Value in the Subaccounts for the duration of a Policy.

The mortality risk we assume is that the Insureds under a Policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all Policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against all Policies.


Deductions Upon Policy Transactions

Transfer Charge. We currently impose a $25 transfer charge on any transfer of Policy Account Value among the Subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy year. When we impose the charge, we deduct it from the amount requested to be transferred before allocation to the new Subaccount(s). We will show the transfer charge in the confirmation of the transaction.

Surrender Charge. If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy years, we will deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the amount by which the Face Amount had been increased. The surrender charge will be deducted before any surrender proceeds are paid.

Surrender Charge Calculation. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of
(1) times (2) times (3) where:

(1) is equal to 25% of the first year paid premium up to the surrender charge premium (see Appendix B); and (2) is equal to 4% of the first year paid premium in excess of the surrender charge premium; and (3) is equal to the Policy duration factor as described in the following table:

Policy            Policy Duration
Duration                    Factor

         1                  100%
         2                  100%
         3                  100%
         4                  100%
         5                  100%
         6                   90%
         7                   80%
         8                   70%
         9                   60%
         10                  50%
         11                  40%
         12                  30%
         13                  20%
         14                  10%
         15+                   0%



Surrender Charge Based On An Increase Or Decrease In Face Amount. If you increase the Face Amount of the Policy, we will impose an additional surrender charge during the 14 Policy years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If you reduce the Face Amount of the Policy before the end of the 14th Policy year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Policy Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. If you have made several increases in Face Amount, we will apply the surrender charge to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, before applying the additional surrender charges to the initial Face Amount of the Policy.

Partial Surrender Charges.  We may deduct a partial surrender charge:

          o    upon a partial surrender; and

          o    If you decreased your Policy Face Amount.

The amount of the partial surrender charge is equal to a pro rata portion of the surrender charge that would apply to a full surrender. We deduct the partial surrender charge, proportionately, from the Subaccounts or the Guaranteed Account affected by your partial surrender.


Partial Surrender Charge Due to A Decrease in Face Amount. We will deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).


Partial Surrender Administrative Charge. We currently deduct an administrative charge of $25 upon a partial surrender. In certain states the charge may be the lesser of $25 or 2% of the amount surrendered.

Discount Purchase Programs

The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by officers, directors and employees of the Company, an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.


--------------------------------------------------------------------------------

                        Supplemental Benefits and Riders

--------------------------------------------------------------------------------


We intend to make available certain supplemental benefits and riders which may be issued with the Policy. Any monthly charges for these supplemental benefits and riders, as listed below, will be deducted from the Policy Account Value.

Accelerated Benefit Rider (ABR)
Accidental Death Benefit Rider (ADB)
Guaranteed Minimum Death Benefit (GMDB)
Child's Term Rider (CTR)
Other Insured Term Rider (OIR)
Primary Insured Term Rider (PIR)
Waiver of Monthly Deductions (WMD)
Waiver of Specified Premium (WSP)

--------------------------------------------------------------------------------

                             Other Policy Provisions

--------------------------------------------------------------------------------


Right to Exchange or Convert

You may exchange or convert this Policy to a flexible premium fixed benefit life insurance policy on the life of the Insured, without evidence of insurability. This exchange may be made:

(a)      within 24 months after the Issue Date while the Policy is in force;

(b)      within 24 months of any increase in Face Amount of the Policy; or

(c) within 60 days of the effective date of a material change in the investment policy of a Subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.


When an exchange or conversion is requested, we accomplish the exchange by transferring all of the Policy Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Policy Account Value must remain in the Guaranteed Account for the remaining life of the new policy. The Face Amount in effect at the time of the exchange will remain unchanged. The Effective Date, Issue Date and Issue Age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.


Limits on our Rights to Contest the Policy

Incontestability. We will not contest the Policy after it has been in force during the Insured's lifetime for two years from the Issue Date. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured commits suicide (while sane or insane) within two years (unless otherwise specified by state law) after the Issue Date, our liability will be limited to the payment of a single sum. This sum will be equal to the premiums paid, minus any loan and accrued loan interest and minus any partial surrender and minus the cost of any riders attached to the Policy. If the Insured commits suicide (while sane or insane) within two years (unless otherwise specified by state law) after the effective date of an increase in the Face Amount, then our liability as to the increase in amount will be limited to the payment of a single sum equal to the monthly cost of insurance deductions made for such increase plus the expense charge deducted for the increase.


Changes in the Policy or Benefits

Misstatement of Age or Sex.

If an Insured's age or sex has been misstated in the Policy, the Life Insurance Proceeds and any benefits provided by riders shall be those which would be purchased at the then current cost of insurance charge for the correct age and sex.


Other Changes. At any time we may make such changes in the Policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Code or to make the Policy conform with any law or regulation issued by any government agency to which it is subject.



When Proceeds Are Paid

We will ordinarily pay any Life Insurance Proceeds, loan proceeds or partial or full surrender proceeds within seven days after receipt at our Administrative Office of all the required documents. Other than the Life Insurance Proceeds, which are determined as of the date of death, the amount will be determined as of the date we receive the required documents. However, we may delay making a payment or processing a transfer request if:

(1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

(2)  the SEC by order permits postponement of payment for your protection.

In addition we may delay making deductions from the Guaranteed Account.


Reports to Owners

You will receive a confirmation within seven days of the transaction of:

o the receipt of any unplanned premium (and any premium received before the Issue Date);

o    any change of allocation of premiums;

o    any transfer among Subaccounts;

o    any loan, interest repayment, or loan repayment;

o    any partial surrender;

o any return of premium necessary to comply with applicable maximum receipt of any premium payment;

o    any exercise of your right to cancel;

o    an exchange of the Policy;

o    full surrender of the Policy; or


o    payment of the Life Insurance Proceeds under the Policy.

Within 30 days after each Policy anniversary we will send you a statement. The statement will show the Life Insurance Proceeds currently payable, and the current Policy Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premiums paid, all charges deducted during the last Policy year, and all transactions. We will also send to you reports of the investments within the Separate Account at least annually.


Assignment

You may assign the Policy in accordance with its terms on a form provided by us. We will not be deemed to know of an assignment unless we receive a copy of this assignment form at our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Any assignment or pledge of a modified endowment contract as collateral for a loan may result in a taxable event.


Reinstatement

If the Policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

1. Request reinstatement of Policy benefits within three (3) years (unless otherwise specified by state law) from the end of the Grace Period;

2.   Provide evidence of insurability satisfactory to us;

3. Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three
     (3) months, calculated from the effective date of reinstatement; and (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Policy Account Value; and

4. Repay or reinstate any Policy loan which existed on the date the Policy ended.


The effective date of the reinstatement of Policy benefits will be the next monthly anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Policy Account Value, Policy loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Policy Account Value as of the effective date of reinstatement. No other charges will accrue for this period.


--------------------------------------------------------------------------------

                             Performance Information

--------------------------------------------------------------------------------


From time to time we may advertise the "total return" and the "average annual total return" of the Subaccounts and the Funds. Both total return and average total return figures are based on historical earnings and are not intended to indicate future performance.


"Total Return" for a portfolio refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized. "Total Return" for the Subaccounts refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized, and the mortality and expense risk charge. "Average Annual Total Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if a Fund's portfolio or Subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the portfolio, they are not the same as actual year-by-year results.

The performance information set forth in Appendix D reflects the total of the income generated by the portfolio net of the total portfolio operating expenses, plus capital gains and losses, realized or unrealized. The performance results do not reflect: monthly deductions; cost of insurance; surrender charges; sales loads; DAC taxes; and any state or local premium taxes. If these charges were included, the total return figures would be lower.

Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policy and the characteristics of and market for such financial instruments.

Total return data may be advertised based on the period of time that the portfolios have been in existence. The results for any period prior to the Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy. Performance information for any Subaccount in any advertising will reflect only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based.
Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown in any advertising and will depend on a number of factors, including the investment allocations by an Owner and the different investment rates of return for the portfolios.


--------------------------------------------------------------------------------

                        Federal Income Tax Considerations

--------------------------------------------------------------------------------


The following summarizes the current federal income tax law that applies to life insurance in general. This summary does not cover all situations. This summary is based upon our understanding of the current federal income tax laws and current interpretations by the Internal Revenue Service. We cannot predict whether the Code will change. You should speak to a competent tax adviser to discuss how the purchase of a Policy and the transactions you make under the Policy will impact your federal tax liability.


Tax Status of the Policy

A Policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the Policy meets the definition of a life insurance contract under Section 7702 of the Code. You bear the risk that the Policy may not meet the definition of a life insurance contract. You should consult your own tax advisers to discuss these risks.


The Company

We are taxed as a life insurance company under the Code. For federal tax purposes, the Separate Account and its operations are considered to be part of our operations and are not taxed separately.


Diversification and Investor Control

The Code requires that we diversify the investments underlying variable insurance contracts. If the investments are not properly diversified and any remedial period has passed, Section 817(h) of the Code provides in general the contract is immediately disqualified from treatment as a life insurance contract for federal income tax purposes. Disqualification of the Policy as a life insurance contract would result in taxable income to you at the time that we allocate any earnings to your Policy. You would have taxable income even though you have not received any payments under the Policy. To the extent that any segregated asset account with respect to a variable life insurance contract invests exclusively in securities issued by the U.S. Treasury, the diversification standard is satisfied. A segregated asset account underlying life insurance contracts such as the Policy will also meet the diversification requirements if, as of the close of each quarter:

o the regulated investment companies in which the segregated asset account invest satisfy the diversification requirements described below; and

o not more than 55 percent of the value of the assets of the account are attributable to cash and cash items (including receivables), Government securities and securities of other regulated investment Companies.

Alternatively, the diversification requirements may be met for each if:

o no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

o no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

o no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

o no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

There are several ways for investments to meet the diversification requirements. Generally, each United States government agency or instrumentality is treated as a separate issuer under these rules.

All securities of the same issuer are generally treated as a single investment.

We intend that each portfolio in which the Subaccounts invest will be managed by its investment adviser in compliance with these diversification requirements. A variable life insurance policy could fail to be treated as a life insurance contract for tax purposes if the owner of the policy has such control over the investments underlying the policy (e.g., by being able to transfer values among subaccounts with only limited restrictions) so as to be considered the owner of the underlying investments. There is some uncertainty on this point because no guidelines have been issued by the Treasury Department. If and when guidelines are issued, we may be required to impose limitations on you're rights to control investment designations under the Policy. We do not know whether any such guidelines will be issued or whether any such guidelines would have retroactive effect. We, therefore, reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.


Tax Treatment of the Policy

Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

With respect to a Policy issued on the basis of a standard rate class, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if the you pay the full amount of premiums permitted under the Policy.

If subsequent guidance issued under Section 7702 leads us to conclude that a Policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict Policy transactions if we determine such action to be necessary to qualify the Policy as a life insurance contracts under
Section 7702.


Tax Treatment of Policy Benefits In General

This discussion assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the Policy should be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a Policy's Policy Account Value should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender or lapse with loan. Pre-Death Distribution

The tax treatment of any distribution you receive before the Insured's death depends on whether the Policy is classified as a modified endowment contract.

Policies Not Classified as Modified Endowment Contracts

o If you surrender the Policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value Policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums

o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Policy for the purposes of determining whether a withdrawal is taxable.

o Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax.


 Modified Endowment Contracts

o The rules change if the Policy is classified as a modified endowment contract (or "MEC"). The Policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Policy to be classified as a MEC. The rules on whether a Policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC. We will monitor your Policy and will take steps reasonably necessary to notify you on a timely basis if your Policy is in jeopardy of becoming a MEC.

o If the Policy is classified as a MEC, then amounts you receive under the Policy before the Insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the Policy increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Policy became a MEC.

o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

o All MECs issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.


Interest on Policy Loans. Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a Policy loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business Owners from deducting premium payments.)


Policy Exchanges and Modifications. Depending on the circumstances, the exchange of a Policy, a change in the Policy death benefit option, a Policy loan, a partial surrender, a surrender, a change in owners or an assignment of the Policy may have federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary.


Withholding. We are required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to non-resident aliens.

You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


Generation Skipping Transfer Tax. A transfer of the Policy or the designation of a beneficiary who is either 37 1/2 years younger than the Owner or a grandchild of the Owner may have generation skipping transfer tax consequences.


Contracts Issued in Connection With Tax Qualified Pension Plans. Prior to purchase of a Policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.


Possible Charge for the Company's Taxes

At the present time, we do not deduct any charges for any federal state or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policy.


--------------------------------------------------------------------------------

                           Distribution of the Policy

--------------------------------------------------------------------------------


The Policy is sold by licensed insurance agents, where the Policy may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Policy will be distributed through the principal underwriter for the Separate Account, AIG Equity Sales Corp. (AIGESC) 70 Pine Street, New York, New York, an affiliate of ours. AIGESC may also enter into selling agreements with other broker dealers that will offer the policy.

Commissions may be paid to registered representatives based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.


Other Policies Issued by the Company

The Company may offer other policies similar to those offered herein.



--------------------------------------------------------------------------------

                            About Us and the Accounts

--------------------------------------------------------------------------------


The Company


[We are a member of the American International Group, Inc].

American International Life Assurance Company of New York is a stock life insurance company operating under the laws of the State of New York. It was incorporated in 1962. We provide a full range of individual and group life, disability, accidental death and dismemberment policies and annuities. We are a subsidiary of American International Group, Inc., which is a holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.


[Year 2000.]

The Year 2000 issue arises from computer programs being written using two digits rather than four digits to define the applicable year. This could result in a failure of the information technology systems (IT systems) and other equipment containing imbedded technology (non-IT systems) in the year 2000, causing disruption of our operations and of our lessees, vendors, or business partners. We have developed a plan to address the Year 2000 issue as it affects our internal IT and non-IT systems, and to assess Year 2000 issues relating to third parties with whom we have critical relationships.

Our plan for addressing internal systems includes:

o an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue;

o    definition of strategies to address affected systems and equipment;

o    remediation of identified affected systems and equipment; and

o    internal certification that each internal system is Year 2000 compliant.


We have remediated, tested and returned to production substantially all of our internal IT systems. We continue to remediate and test internal non-IT systems and expect to complete our remediation by mid-1999.

We have also initiated formal communications with respect to the Year 2000 issue to those third parties which have significant interaction with us. Currently, we are unable to ascertain whether all such third parties will successfully address the Year 2000 issue, particularly those third parties outside the United States where it is believed that remediation efforts relating to the Year 2000 issue may be less advanced. While we expect to have no interruption of operations as a result of internal IT and non-IT systems, significant uncertainties remain about the effect on us of third parties who are not Year 2000 compliant. We will continue to monitor third party Year 2000 issue readiness to determine whether additional or alternative measures may be necessary. Such measures may include selecting alternate third parties or other actions designed to mitigate the effects of a third party's lack of preparedness. There can be no assurance that unresolved Year 2000 issues of third parties will not have a material adverse impact on our results of operations, financial condition or liquidity. We are considering the effects of Year 2000 related failures on our business and, as the most reasonably likely worst case scenarios become more clearly identified, we will develop appropriate contingency plans.

The funds, like other third parties, may not have resolved their Year 2000 issues that may have a material adverse impact on your contract values as well as our operations and we cannot assure that they will. Please refer to Year 2000 discussions in each fund's prospectus.


The Separate Account

We established the Separate Account as a separate investment account on June 5, 1986. It may be used to support the Policy and other variable life insurance policies, and used for other permitted purposes. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the federal securities laws and qualifies as a "separate account" within the meaning of these laws.


[Although you may have allocated your Policy Account Values to the Subaccounts, you do not own these assets. You only own your Policy.]

We own the assets in the Separate Account. The Separate Account is divided into Subaccounts. The Subaccounts available under the Policy invest in shares of a specific portfolio of the Alliance Variable Products Series Fund, Inc.. The Separate Account may include other Subaccounts which are not available under the Policy.

Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against the Subaccount without regard to any of our other income, gains or losses. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any of our other businesses or separate accounts. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policy.


[Rights we have reserved.]

We have reserved certain rights regarding the Separate Account. We will exercise these rights only in compliance with all applicable regulatory requirements. We have the right to:

o    Change, add or delete designated investment options.

o    Add or remove Subaccounts.

o Withdraw assets of a class of policies to which the Policy belongs from a Subaccount and put them in another Subaccount.

o    Combine any two or more Subaccounts.

o Register other separate accounts or deregister the Separate Account with the Securities and Exchange Commission.

o Run the Separate Account under the direction of a committee, and discharge such committee at any time.

o Restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Separate Account.

o Operate the Separate Account or one or more of the Subaccount making direct investments or in any other form. If we do so, we may invest the assets of the Separate Account or one or more of the Subaccounts in any investments that are legal, as determined by our own or outside counsel.


We will not change an investment adviser or any investment of a Subaccount of our Separate Account unless approved by the Commissioner of Insurance of the State of New York or deemed approved in accordance with such law or regulation. Any approval process is on file with the insurance supervisory official of the jurisdiction in which this Policy is delivered.

If any change we make results in a material change in the underlying investments of a Subaccount, we will notify you of such a change. If you have value in that
Subaccount:

o We will transfer it at your written direction from that Subaccount (without charge) to another Subaccount or to the Guaranteed Account, and

o    You may then change your premium allocation percentages


Voting Rights

We are the legal owner of shares held by the Subaccounts and as such have the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, we will vote shares held in the Subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions we receive from Owners with Policy Account Value in the Subaccounts. If allowed by law or required by law we may vote shares of the portfolios without obtaining instructions or in disregard to instructions we have received. If we ever disregard voting instructions, we will advise you of that action and our reasons for such action in the next semiannual report.



The Guaranteed Account

The Guaranteed Account is an account within the general account of the Company. Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

We have not registered:

o    Interests in the Guaranteed Account under the Securities Act of 1933, and

o    the Guaranteed Account as an investment company.

The staff of the Securities and Exchange Commission has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

--------------------------------------------------------------------------------

                      Our Directors and Executive Officers

--------------------------------------------------------------------------------

The directors and principal officers of the Company are listed below with their current principal business affiliation and their principal occupations during the past five (5) years. All officers have been affiliated with the Company during the past five (5) years unless otherwise indicated.

The directors and principal officers of the Company are listed below with their current principal business affiliation and their principal occupations during the past five (5) years. All officers have been affiliated with the Company during the past five (5) years unless otherwise indicated.

                                                   Current Principal
                                                   Business Affiliations
                                                   and Principal Occupations
Name and Address          Office                   During Past Five Years


Michele L. Abruzzo        Director, Sr. Exec.      Senior Vice President
80 Pine Street            Vice President
13th Floor
New York, NY  10005

Marion Elizabeth Fajen    Director                 Retired; formerly Vice
5608 N. Waterbury Rd.                              President and Secretary of
Des Moines, IA 50312                               AIG, Inc.

Patrick Joseph Foley      Director                 Retired; Formerly Vice
Donovan, Perry, Carbon,                            President & General
 McDermit & Radzil                                 Counsel American
Wall Street Plaza                                  International Life
88 Pine Street                                     Assurance Company of
New York, NY  10005                                New York

Cecil Calvert Gamwell,III Director                 Director-Life Division AIG,
419 West Beach Road                                Inc.,Director-Seguros,
Charleston, RI  02813                              Venezela and Director (ALT)
                                                   Seguros Interamericanos (of
                                                   New York)

Maurice R. Greenberg      Director                 Chairman of the Board,
70 Pine Street                                     President and Chief Exec.
New York, NY  10270                                Officer of AIG, Inc.


Howard Earl Gunton Jr.    Chief Financial          Senior Vice President and
One Alico Plaza           Officer, Sr. Vice        Comptroller of AIG
600 King Street           President                Domestic Life Companies
Wilmington DE 19801

                                                   Current Principal
                                                   Business Affiliations
                                                   and Principal Occupations
Name and Address          Office                   During Past Five Years


Jack Russell Harnes       Director                 Retired; Formerly Medical
70 Pine Street                                     Director of AIG, Inc.
New York, New York 10270

John Iniss Howell         Director                 Retired; former Director AIG,
263 Glenville Road, 2nd Fl.                        Indian Rock Corporation Inc.
Greenwich, CT 06831                                Director, Schroder Capital
                                                   Management.

Jerome Thomas Muldowney   Director, Senior Vice    Senior Vice President of
175 Water Street          President                AIG Domestic Life Companies,
New York, NY  10038                                Managing Director,
                                                   AIG Global Investment Corp.

Robinson K. Nottingham    Director                 Chairman of the Board,
70 Pine Street            Chairman of              Chief Executive Officer of
New York, NY  10270       the Board                American International Life
                                                   Insurance Company (ALICO)

Michael Mullin            Chief                    Vice President
One Alico Plaza           Operating
600 King Street           Officer, Sr.
Wimington, DE  19801      Vice Pres.

Nicholas Alexander        Director Vice            Senior Vice President, Life
O'Kulich*                 Chairman                 Insurance AIG, Inc.
70 Pine Street            & Treasurer
New York, NY  10270

John Robert Skar          Director,                Senior Vice President,
One Alico Plaza           Senior Vice              Actuary and Director,AIG
600 King Stree            President                Domestic Life Companies.
Wilmington DE 19801       and Chief Actuary


Edmund Sze-Wing Tse       Director                 Vice Chairman, Life
70 Pine Street                                     Insurance, AIG, Inc.
New York, NY  10270

Elizabeth Margaret Tuck   Secretary                Secretary and Assistant
70 Pine Street                                     Secretary of AIG, Inc., and
New York, NY  10270                                certain affiliates


Gerald Walter Wyndorf     Director,                Executive Vice President -
80 Pine Street            Chief Exec               AIG Domestic Life Companies;
13th Floor                Officer and
New York, NY  10005       President

--------------------------------------------------------------------------------

                                Other Information

--------------------------------------------------------------------------------


State Regulation

We are subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operation for the preceding year and our final condition as of the end of such year. Regulation by the Insurance Department includes periodic examinations to determine our Policy liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the staff of the Insurance Department pursuant to the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.


Legal Proceedings

There are no legal proceedings to which the Separate Account or the principal underwriter is a party. We are engaged in various kinds of routine litigation which, in our opinion, are not of material importance in relation to our total capital and surplus.


Experts

Our financial statements which appear in this Prospectus have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, as stated in their reports, and have been included in reliance upon the authority of such firm as experts in accounting and auditing.


Legal Matters

Legal matters relating to the federal securities laws are being passed upon by the firm of Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C.


Published Ratings

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's . The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and should not be considered as bearing on the investment performance of assets held in the Separate Account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account. .

ATTACH FINANCIAL STATEMENTS HERE

                                   APPENDIX A


Minimum Premiums

The following table shows for Insureds of varying ages, the current minimum initial Premium for a Policy with the Face Amount indicated. This table assumes that the insured will be placed in a nonsmoker class and that no supplemental benefits will be added to the base policy.


Issue                      Policy            Minimum                      Minimum  Planned Periodic Premium
Age of    Sex of            Face            Initial                            By Premium Payment Mode
Insured   Insured          Amount           Premium    Annual         Semiannual        Quarterly        Monthly

  25        Male           $75,000          $102.08    $612.50         $306.25          $153.13           $51.04
  30      Female           $100,000         $107.33    $644.00         $322.00          $161.00           $53.67
  35        Male           $250,000         $175.42    $1,052.50       $526.25          $263.13           $87.71
  40      Female           $300,000         $227.83    $1,367.00       $683.50          $341.75           $113.92
  45        Male           $500,000         $476.67    $2,860.00       $1,430.00        $715.00           $238.33
  50      Female           $350,000         $427.50    $2,565.00       $1,282.50        $641.25           $213.75
  55        Male           $300,000         $686.33    $4,118.00       $2,059.00        $1,029.50         $343.17
  60      Female           $250,000         $620.83    $3,725.00       $1,862.50        $931.25           $310.42
  65        Male           $200,000         $1,185.67 $7,114.00        $3,557.00        $1,778.50         $592.83
  70      Female           $100,000         $670.50    $4,023.00       $2,011.50        $1,005.75         $335.25
  75        Male           $75,000          $1,210.71 $7,264.25        $3,632.13        $1,816.06         $605.35


                                   APPENDIX B


Surrender Charge Premium

The surrender charge premium is an amount used to determine the sales charge deducted on surrender of the policy. The surrender charge premium is calculated for each Policy based on the issue age, sex, and smoker status of the Insured and the Face Amount of the Policy.

The following table shows for Insureds of varying ages, the surrender charge premium for a policy with the Face Amount indicated. This table assumes that the Insured will be placed in a nonsmoker class.



   Issue                            Policy               Surrender
   Age of         Sex of            Face                 Charge
   Insured        Insured           Amount               Premium

     25           Male              $75,000              $483.75
     30           Female            $100,000             $690.00
     35           Male              $250,000             $2,562.50
     40           Female            $300,000             $3,327.00
     45           Male              $500,000             $8,530.00
     50           Female            $350,000             $6,373.50
     55           Male              $300,000             $8,880.00
     60           Female            $250,000             $7,800.00
     65           Male              $200,000             $10,762.00
     70           Female            $100,000             $5,781.00
     75           Male              $75,000              $7,689.75

                                   APPENDIX C

                               PORTFOLIO EXPENSES
                             As of December 31, 1998

The purpose of this table is to assist the Owner in understanding the various costs and expenses that will be incurred, directly or indirectly. It is based on historical expenses as a percentage of net assets after waivers and/or reimbursements, if applicable, for the year ended December 31, 1998, except as indicated below. Expenses of the portfolios of the Funds are not fixed or specified under the terms of the Policy. Actual expenses may vary.
                                                                         Total
                                   Management   Other                  Operating
                                   Fees         Expenses(1) 12b-1 Fees Expenses

ALLIANCE(2)
Conservative  Investors Portfolio
Global Bond Portfolio
Global Dollar Government Portfolio
Growth  Portfolio
Growth  and  Income  Portfolio
Growth  Investors Portfolio
High Yield Portfolio
Money Market Portfolio
North American  Government Portfolio
International Portfolio
Premier Growth Portfolio
Quasar Portfolio
Real Estate  Investors  Portfolio
Short-Term   Multi-Market   Portfolio
Technology Portfolio
Total Return Portfolio
U.S. Gov-t High Grade Portfolio
Utility Income Portfolio
Worldwide Privatization Portfolio

(1) Other expenses are based on the expenses outlined in the prospectuses for the Alliance Funds.

(2) Total expenses for the following portfolios before reimbursement by Alliance Fund=s investment adviser for the period ended December 31, 1998, were as follows:

           [To be provided by a subsequent amendment to this filing.]

                                   APPENDIX D

                          AVERAGE ANNUAL TOTAL RETURNS

                             As of December 31, 1998

                                    Inception                            Since
                                    Date      1 Yr  3Yrs  5Yrs  10 Yrs Inception
                                    --------- ----  ----  ----- ------ ---------

ALLIANCE
Conservative  Investors Portfolio
Global Bond Portfolio
Global Dollar Government
Portfolio   Growth  Portfolio
Growth  and  Income  Portfolio
Growth  Investors Portfolio
High Yield Portfolio
Money Market Portfolio
North American  Government Portfolio
International Portfolio
Premier Growth Portfolio
Quasar Portfolio
Real Estate  Investors  Portfolio
Short-Term   Multi-Market   Portfolio
Technology Portfolio
Total Return Portfolio
U.S. Gov-t High Grade Portfolio
Utility Income Portfolio
Worldwide Privatization Portfolio

                                  [Back cover]

The Securities and Exchange Commission maintains an Internet Web site (http://www.sec.gov.) That contains additional information about American International Life Assurance Company of New York, the Policy and the Separate Account which may be of interest to you. The Web site also contains additional information about the Policy's variable investment options.

                                                     American International Life
                                                   Assurance Company of New York
                                                              Variable Account B
                                                                  80 Pine Street
                                                              New York, NY 10005
                                                                  1-302-594-2622

     Flexible Premium Variable Universal Life Group and Individual Policies

American International Life Assurance Company of New York ("we," "our" or "us"), is offering life insurance coverage under the group flexible premium variable universal (GVUL) policy (the "Policy"). The Policy provides insurance protection for individuals within groups under corporate owned or sponsored arrangements. Corporate owned arrangements are when an employer (or trust established by an employer) purchases life insurance coverage on their employees. The employer or trust is the beneficiary. Sponsored arrangements are those instances where an employer, a financial institution or association allows us to sell insurance policies to its employees, depositors or members.

The policy allows "you," the owner of the Policy, within limits, to:

     o Select the face amount of life insurance. You may, within limits, change your initial selection as your insurance needs change.

     o Select the amount and timing of premiums payments. You may make more premium payments than scheduled or stop making premium payments.

     o Allocate premium payments and your Policy's Account Value among the 21 variable investment options and the guaranteed investment option.

     o Receive payments from your Policy while the Insured is alive through loans, partial surrenders or total surrenders.

This document contains information about the Policy. You should read this document carefully before you decide to purchase the Policy. You should also keep this document for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved of the Policy or determined that this document is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENTS IN THESE CONTRACTS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISKS WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

                           Prospectus _________, 1999

                               Investment Options

Variable Investment Options

The Separate Account is divided into Subaccounts. Each Subaccount invests in shares of a portfolio of the funds named below. The prospectuses for the funds contain information about each portfolio. You should read these prospectuses carefully.


Alliance Variable Product Series Fund       Morgan Stanley Dean Witter Universal
                                            Funds, Inc.
o Growth and Income Portfolio
o Premier Growth Portfolio                  o  Fixed Income Portfolio
o Quasar Portfolio                          o  Global Equity Portfolio
                                            o  High Yield Portfolio
Fidelity Variable Insurance Products        o  Money Market Portfolio
Fund II                                     o  U.S. Real Estate Portfolio
o VIP II Contrafund Portfolio
o VIP II Index 500 Portfolio                Neuberger Berman Advisers Management
                                            Trust
Goldman Sachs Variable Insurance Trust
                                            o  AMT Partners Portfolio
o  Capital Growth Fund
o CORE U.S. Equity Fund                     Templeton Variable Products Series
o CORE Large Cap Growth Fund                Fund
o CORE Small Cap Equity Fund                o  Templeton International-Class 2
o Global Income Fund                           Fund
o Growth and Income Fund                    o  Templeton Developing Markets
o International Equity Fund                    -Class 2 Fund
o Mid Cap Equity Fund

Guaranteed Investment Option

The Guaranteed Account is part of our general account. We will credit interest equal to at least 4% per year, compounded annually on that portion of Account Value that you allocate to the Guaranteed Account. We may, in our discretion, elect to credit a higher rate of interest. This document generally describes only that portion of the Account Value allocated to the Separate Account.

--------------------------------------------------------------------------------

                                Table of Contents

--------------------------------------------------------------------------------


Special Terms used in this Document..........................................I

Summary of the Policy........................................................1
     Overview................................................................1
     Applying for a Policy...................................................1
     Premium Payments........................................................2
     Account Value...........................................................2
     Death Benefit...........................................................3
     Cash Benefits During the Life of the Insured............................4
     Expenses of the Policy..................................................4
     Federal Tax Considerations..............................................7

Purchasing a GVUL Policy.....................................................8
     Applying for a Policy...................................................8
     Your Right to Cancel the Policy.........................................9
     Premiums................................................................9
         Restrictions on Premiums............................................9
         Minimum Initial Premium............................................10
         Planned Periodic Premiums..........................................10
         Additional Premiums................................................10
         Effect of Premium Payments.........................................11
         Grace Period.......................................................11
         Premium Allocations................................................12
         Crediting Premiums.................................................12

The Investment Options......................................................13
     Variable Investment Options............................................14
     Guaranteed Investment Option...........................................18

Investing Your Account Value................................................20
     Determining the Account Value..........................................20
     Transfers..............................................................23
     Dollar Cost Averaging..................................................24

Death Benefits..............................................................28
     Life Insurance Proceeds................................................28
     Death Benefit Options..................................................29
     Changes in Death Benefit Options.......................................30
     Changes in Face Amount.................................................31

Cash Benefits During the Insured's Life ....................................33
     Policy Loans...........................................................33
     Partial Surrenders.....................................................35
     Surrendering the Policy for Net Cash Surrender Value...................38

Payment Options for Benefits................................................39

Expenses of the Policy......................................................40
     Deductions From Premiums...............................................40
     Monthly Deductions From Account Value..................................40
     Deduction From Subaccount Assets.......................................44
     Deductions Upon Policy Transactions ...................................44

Other Policy Provisions.....................................................49

Performance Information.....................................................54

Federal Income Tax Considerations...........................................57

Distribution of the Policy..................................................64

About Us and the Accounts...................................................65
     The Company............................................................65
     The Separate Account...................................................66
     The Guaranteed Account.................................................68

Our Directors and Executive Officers........................................70

Other Information...........................................................72
     State Regulation.......................................................72
     Legal Proceedings......................................................72
     Experts................................................................72
     Legal Matters..........................................................72
     Published Ratings......................................................73

Appendices.................................................................A-1

--------------------------------------------------------------------------------

                       Special Terms used in this Document

--------------------------------------------------------------------------------


We have capitalized some special terms we use in this document. We have defined these terms here.

Accounts. The Separate Account and the Guaranteed Account of the Company

We use Account Value to determine your Policy benefits. How we determine Account Value is described on page __.

Account Value. The total amount in the Accounts credited to your Policy.

If you have a request, please write to us at this address.

Administrative Office. One Alico Plaza, P.O. Box 8718, Wilmington, DE 19899.

Age. The Insured's age as of his or her last birthday.

Allocation Date. The first business date after the Period to Examine and Cancel expires.

Attained Age. The Insured's Age as of the Policy Date plus the number of completed Policy years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Life Insurance Proceeds under the Policy.

How we determine  the Cash  Surrender  Value is shown on page _.

Cash Surrender Value. Account Value less any applicable surrender charge.

Code. The Internal Revenue Code of 1986, as amended.

Company, we, our, us. American International Life Assurance Company of New York.

Death Benefit Amount. The amount determined to be the Life Insurance Proceeds based on the Face Amount, Death Benefit Qualification Option and the Life Insurance Proceeds Option which you selected.

You will specify the initial Face Amount in your Policy application. The Policy will also show the initial Face
Amount.

Face Amount. The amount of insurance specified by the Owner and from which we determine the Death Benefit Amount.

Grace Period. The period of time following a monthly anniversary during which this Policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of our assets other than the assets of the Separate Account and any of our other separate accounts.

Insured.   A  person  whose  life  is  covered  under  the  Policy.  We  measure contestability periods from the Issue Date. Issue Date. The date the Policy is actually issued. It may be later than the Policy Date.

Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

Loan Account. The portion of the Account Value held in the Guaranteed Account as collateral for Policy loans.

Maturity Date. The first policy anniversary following the Insured's 100th birthday.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the monthly anniversary is the 29th, 30th or 31st and a month has no such day, the monthly anniversary is deemed to be the last day of that month.


We use this value to determine if your Policy is in force. Net Cash Surrender Value. The Cash Surrender Value less any Outstanding Loans.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Outstanding Loan. The total amount of Policy loans, including principal, past due unpaid interest and accrued interest.

You may be an Owner even if you are not the Insured.

Owner, you, your. The person who purchased the Policy as shown in the application, unless later changed.

Planned Periodic Premium. The amount and frequency of premium to be paid until the Maturity Date. You select this at the time of application

Policy. The group flexible premium variable universal life insurance coverage we issue. We may issue coverage on the Insured under an individual contract or under a certificate issued under a group contract. The term Policy includes the individual contract and the certificate and group contract.

We use the Policy Date as the date coverage begins and to determine all anniversary dates.

Policy Date. The date as of which we have received the initial premium and an application in good order. Coverage will not begin unless your Policy is issued.

Separate Account. Variable Account B, a separate investment account of ours.

Subaccount. A division of the Separate Account established to invest in shares of a corresponding portfolio of a fund that is available for investment under the Policy.

Valuation Date. Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (currently 4 P.M., Eastern Time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

--------------------------------------------------------------------------------

                              Summary of the Policy

--------------------------------------------------------------------------------


     Because this is a summary, it does not contain all the information that may be important to you. You should read this entire document carefully before you decide to purchase a Policy.

If you select any variable investment options, your Policy benefits will vary based upon the returns earned by those variable investment options. The returns may be zero or negative and you bear this risk.

Overview

The Policy is a flexible premium variable universal life policy. Like traditional life insurance, the Policy provides an initial minimum death benefit and cash benefits that you can access through loans, partial surrenders or a surrender. Unlike traditional life insurance, you may choose how to invest your Account Value.

The Policy allows you to make certain choices that will tailor the Policy to your needs. When you apply for the Policy, we will ask you to make some of these choices. You may also change your choices to meet your changing insurance needs.

Applying for a Policy

You may apply for a Policy to cover a person, the "Insured," who is 75 or younger.

Amount of life insurance  benefits.

When you apply for a Policy, you must select the Face Amount. The Face Amount must be at least $50,000, for all Insureds.

When your coverage will become effective.

Your policy will become effective after:

o    We accept your application.

o    We receive an initial premium payment, in an amount we determine.

o    We have completed our review to our satisfaction.

Your right to cancel the Policy.

Once you receive your Policy, you should read the Policy. You have the right to cancel the Policy for any reason within the later of:

o    45 days after you sign Part I of the Policy application.

o 10 days after you received the Policy. If required by the state where you live, we will extend the 10 days to the number required by law.

Premium Payments

Minimum initial premium.

Before your Policy is effective, you must pay the minimum initial premium. We will calculate the initial minimum premium based on a number of factors, such as the age, sex and underwriting rate class of the proposed Insured, the desired Face Amount, and any supplemental benefits or riders applied for and whether premiums will be paid by pre-authorized checking.

Planned periodic premium.

When you apply for a Policy you will select the amount of premium payments you plan to pay during the term of the Policy. We will establish a minimum for this amount. You will also select intervals when you plan to pay this premium amount, such as quarterly, semiannually, or annually.

Flexibility in premium payments.

During the term of the Policy, you may pay premiums at any time and in any amount, within limits. Thus, you are not required to pay the planned periodic premium and you may make payments in addition to the planned periodic premium.

Account Value

We will measure your benefits under the Policy by your Account Value. Your Account Value will reflect:

o    the premiums you pay;

o    the returns earned by the Subaccounts you select;

o    the interest credited on amounts allocated to the Guaranteed Account;

o    any loans or partial surrenders; and

o    the Policy charges and expenses we deduct.

Death Benefit

Death Benefit Selections.

When you apply for a Policy, you must select:

o    The Face Amount.

o The death benefit option, which will be manner in which we calculate the death benefit for your Policy.

o The tax qualification option, which will be the manner in which we test your Policy under the Code for meeting the definition of life insurance.

Death Benefit Options.

You may select from two death benefit options. They are:

Level Death Benefit Option.

o Level Death Benefit Option

     The basic death benefit will be the greater of:

     (1)  The Face Amount; or

     (2) Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

Increasing Death Benefit Option.

o     Increasing Death Benefit Option

     The basic  death  benefit  will be the greater of:

     (1)  The Face Amount plus the Account Value; or

     (2) Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

The minimum death benefit factors we use are based upon the tax qualification option you select and the Attained Age, sex and smoker status of the Insured.

Tax Qualification Options.

You may select from two tax qualification options.  They are:

o Guideline Premium/Cash Value Corridor Test. The minimum death benefit factors are based upon the Code.

o Cash Value Accumulation Test. The minimum death benefit factors are based upon the 1980 Commissioners Standard Ordinary Tables and a 4% effective annual interest rate.

Changes You May Make.

Within limits, you may change the death benefit option and, after the first Policy year, may make changes to the Face Amount. You may not change the tax qualification option.

Cash Benefits During the Life of the Insured

During the life of the Insured, your Policy has cash benefits that you can access within limits through loans, partial surrenders or a surrender.

o Loans -- You may borrow against your Net Cash Surrender Value at any time. If your Policy is a modified endowment contract, the Code may treat the loan as a taxable distribution of income.

o Partial Surrenders -- You may withdraw part of your Account Value after the first Policy year. We may deduct an administrative charge. If you make a partial surrender during the surrender charge period, we will deduct a surrender charge. A partial surrender may result in a decrease in the Face Amount of your Policy, depending upon your death benefit option.

o Surrender -- You may surrender your Policy for its Net Cash Surrender Value. If you surrender your Policy during the surrender charge period, we will deduct a surrender charge. A surrender will terminate your Policy.

Expenses of the Policy

Expenses reduce your returns under the Policy

We deduct expenses related to your Policy. These deductions are made:

o    from premiums, your Account Value and the assets of the Subaccounts, and

o    upon certain Policy transactions.

Deduction from Premiums -- we will deduct state premium taxes, federal taxes and sales charges from your premium payments. Premium taxes are charges at a percent or premium equal to state and local tax rates based on the Insured's place of residence. DAC taxes will be deducted from Account Value at a rate imposed by federal tax law, currently 1.25% of Premium. Total sales charges will not exceed 9% of premium.


Monthly Deductions from Account Value -- we will deduct on each monthly anniversary charges for:

o The administration of your Policy up to a maximum of $10 per month per insured. There is an additional charge of up to $25 a month for the first policy year and the first 12 months following an increase in Face Amount.

o    The cost of insurance for your Policy

o The costs associated with mortality and expense risk charges. We will deduct a daily charge from your Policy Account Value in the Subaccounts for assuming certain mortality and expense risks under the policy. This charge does not apply to the amounts you allocate in the Guaranteed Account. The current charge is at an annual rate of 0.75% of net assets in the Subaccounts. Although, we reserve the right to increase or decrease this charge, it is guaranteed not to exceed 1.00% for the duration of your policy. If your policy is issued at a charge of less than 1.00%, we will notify you before we increase this charge. We may realize a profit from this charge.

o    The cost of any supplemental benefits and riders.

If you elect, we will take the monthly deductions from your Account Value allocated to the Money Market Subaccount or Guaranteed Account. Otherwise, we will take the monthly deductions from each Subaccount on a pro rata basis.

Deductions Upon Certain Policy Transactions -- If you make a Policy transaction, a charge may apply. They are:

o Transfers -- You may make twelve transfers each Policy year free of charge. Thereafter, we will deduct a fee of $25 per transfer from the transferred amount.

Administrative Charges for Partial Surrenders.

o Partial Surrenders -- We charge the lesser of $25 or 2% of the amount surrendered for processing each withdrawal in excess of four or for processing any withdrawal.

Surrender  Charges for Partial  surrenders.

     A partial surrender may also be subject to a surrender charge. A surrender charge for partial surrenders is equal to a pro rata portion of the surrender charge that would apply to a full surrender. This applies during the first 14 Policy years and for the first 14 years immediately following an increase in Face Amount.

o Surrender -- If you request a surrender during the first 14 Policy years, we may deduct a surrender charge based on the initial Face Amount. If you request a surrender within 14 years immediately following an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid.

Surrender Charges for Face Amount Decreases.

o    Decrease in Face Amount -- We may also deduct a surrender
     charge from the Account Value upon a decrease in Face
     Amount.   If you request a decrease in Face Amount during the
     first 14 Policy years, we will deduct a surrender charge based on the initial Face Amount. If you request a decrease within 14 years immediately following an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount.

Expenses of the variable investment options also reduce your returns.

In addition, you will indirectly bear the costs of the investment management fees and expenses paid from the assets of the portfolios you select. The expenses of the variable investment options for the year ended December 31, 1998 are set forth in Appendix B.

You should consider the impact of the Code.

Federal Tax Considerations

Your purchase of, and transactions under, your Policy may have tax consequences that you should consider before purchasing the Policy. You may wish to consult a tax adviser. In general, the Life Insurance Proceeds will not be taxable income to the Beneficiary. You will not be taxed as your Account Value increases. Upon a distribution from your Policy, however, you may be taxed on your Account Value increases.

--------------------------------------------------------------------------------

                            Purchasing a GVUL Policy

--------------------------------------------------------------------------------


Applying for a Policy

To purchase a Policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount, the death benefit option and supplemental benefit riders, if any. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

Our age requirement for the Insured.

You may apply for a Policy to cover a person who is at least 21 but 75 or younger.

The minimum Face Amount.

The Face Amount must be at least $50,000, for each Insured.

We require a minimum initial premium.

We require that you pay a minimum initial premium before we will issue the Policy. You may pay the minimum initial premium when you submit the application or at a later date.

We will not issue a Policy until we have accepted the application. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

When your coverage will be effective.

Your policy will become effective after:

o    We accept your application.

o    We receive an initial premium payment, in an amount we determine.

o    We have completed our review of your application to our satisfaction.

Your Right to Cancel the Policy

Period to Examine and Cancel.

Once you receive your Policy, you should read the Policy. You have the right to cancel the Policy for any reason within the later of:

o    45 days after you sign Part I of the Policy application; or

o 10 days after you received the Policy. If required by the state where you live, we will extend the 10 days to the number required by law.

This is your "Period to Examine and Cancel."

Your right to cancel also applies to the amount of any increase in Face Amount.

How to cancel your policy.

You may cancel the Policy by returning it to our Administrative Office or to our agent within the applicable time with a written request for cancellation. We will refund you the premium paid on the Policy. Thus, the amount we return will not reflect the returns of the Subaccounts you selected in your application.

Premiums

The Policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Office.

All your premium payments must comply with our requirements.

Restrictions on Premiums. We may not accept any premium payment:

o    If it is less than $50.

o If the premium would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code, we will refund any portion of any premium that causes the Policy to fail. In addition, we will monitor the Policy and will attempt to notify the Owner on a timely basis if a Policy is in jeopardy of becoming a modified endowment contract under the Code.

o If the premium would increase the amount of our risk under your Policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

Types of premium payments.

Minimum Initial Premium. We will calculate the minimum initial premium. The amount is based on a number of factors, including the Age, sex and underwriting class of the proposed Insured, the desired Face Amount and any supplemental benefits or riders applied for and whether premiums will be paid by pre-authorized checking.

We establish a minimum planned periodic premium.

Planned Periodic Premiums. When you apply for a Policy, you select a plan for paying level premiums at specified intervals. The intervals may be monthly, quarterly, semi-annually or annually, for the life of the Policy. Pre-authorized checking may be required for monthly payments. We will establish a minimum amount that may be used as the planned periodic premium. We may recalculate this minimum amount if the Face Amount of the Policy is increased or decreased.

You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely.

At any time you can change the amount and frequency of planned periodic premium by sending a written notice to our Administrative Office.

Additional Premiums. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to Code.

Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your Policy from terminating.

Paying premiums may not ensure that your Policy remains in force.

Effect of Premium Payments. In general, paying all planned periodic premiums may not prevent your Policy from lapsing. In addition, if you fail to pay any planned periodic premiums, your Policy will not necessarily lapse.

Your Policy will lapse only when the Net Cash Surrender Value on a monthly anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

o of the negative return or insufficient return earned by one or more of the Subaccounts you selected; or

o of any combination of the following -- you have Outstanding Loans, you have taken partial surrenders, we have deducted Policy expenses, or your have made insufficient premium payments to offset the monthly deduction.

Your Policy will not terminate immediately after your Account Value is insufficient.

Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each monthly anniversary must be equal to or greater than the total monthly deductions for that monthly anniversary. If it is not, you have a Grace Period of 61 days during which the Policy will continue in force. The Grace Period begins on the monthly anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value.

We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state:

o    A Grace Period of 61 days has begun.

How much you must pay to prevent your policy from  terminating.

o The amount of premium required to prevent your Policy from terminating. This amount is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) monthly anniversaries.

If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

If your Policy lapses with an Outstanding Loan you may have taxable income.

Premium Allocations. In the application, you specify the percentage of Net Premiums to be allocated to each Subaccount and Guaranteed Account. However, until the Period to Examine and Cancel expires, we invest this amount in the Money Market Subaccount. The first business day after the period expires, we will reallocate your Account Value in the Money Market Subaccount based on the premium allocation percentages in your application.

For  all  subsequent  premiums,  we  will  use the  allocation  percentages  you specified in the application until you change them. You can change the allocation percentages at any time, by sending written notice to our Administrative Office. The change will apply to all Premiums received with or after your notice.

Allocation  Rules.   Your  allocation   instructions  must  meet  the  following
requirements:

o    Each allocation percentage must be a whole number; and

o Any allocation to a Subaccount must be at least 5%; and the sum of your allocations must equal 100%.

Crediting Premiums. Your initial Net Premium, will be credited to your Account Value as of the Policy Date. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Office.

If any Premium requires us to accept additional risk, we will allocate this amount to the Money Market Subaccount until we complete our underwriting. When accepted, and at the end of the Period to Examine and Cancel the Policy, we will allocate it in accordance with your allocation percentages.

--------------------------------------------------------------------------------

                             The Investment Options

--------------------------------------------------------------------------------

You may allocate your Account Value to:

o    the Subaccounts which invest in the variable investment options; or

o    the Guaranteed Account.

Variable Investment Options

Under the Policy, you may currently allocate your Account Value into any of the available Subaccounts. Each Subaccount invests in shares of a corresponding portfolio of a fund. These portfolios operate similarly to a mutual fund but are only available through the purchase of certain insurance contracts.

ALLIANCE VARIABLE PRODUCTS SERIES FUND

Growth and Income Portfolio -- seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

Premier Growth Portfolio -- seeks growth of capital by employing aggressive investment policies. Investments will be made based upon their potential for capital appreciation, with current income incidental to the objective of capital growth.

Quasar Portfolio -- seeks growth of capital by pursuing aggressive investment policies. The portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security, which is believed to offer possibilities for capital appreciation.

The Alliance Fund is managed by Alliance Capital Management
L.P.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

VIP II Contrafund Portfolio -- seeks long term capital appreciation.

VIP II Index 500 Portfolio -- seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

Fidelity Management & Research Company ("FMR") is the investment adviser for the Fidelity Funds. Bankers Trust Company, a wholly-owned subsidiary of Bankers Trust Corporation (formerly Bankers Trust of New York Corporation), currently serves as the sub-adviser to VIP II Index 500 Portfolio.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Capital Growth Fund -- seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

CORE U.S. Equity Fund -- seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large capitalization and blue chip equity securities representing all major sectors of the U.S. economy.

CORE Large Cap Growth Fund -- seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large capitalization U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

CORE Small Cap Equity Fund -- seeks long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

Growth and Income Fund -- seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

International Equity Fund -- seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

Mid Cap Equity Fund -- seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion).

Global Income Fund -- seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, by investing primarily in a portfolio of high quality fixed income securities of U.S. and foreign issuers and foreign currencies.

Goldman Sachs Asset Management serves as investment adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, and Mid Cap Equity Funds. Goldman Sachs Asset Management International serves as investment adviser to the International Equity and Global Income Funds.

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

Fixed Income Portfolio -- seeks above average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. government and agency securities, corporate bonds, foreign bonds, mortgage-backed securities and other fixed income securities and derivatives. Under normal circumstances, the portfolio generally invests at least 65% of its total assets in investment grade fixed income securities, but may invest up to 20% of its assets in investment grade securities (commonly referred to as "high yield securities" or "junk bonds").

Global Equity Portfolio -- seeks long-term capital appreciation by investing primarily in growth-oriented common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, depositary receipts and other equity securities of issuers throughout the world, including issuers in the U.S. and emerging markets countries.

High Yield Portfolio -- seeks total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities of U.S. and foreign issuers including corporate bonds and other fixed income securities.

Money Market Portfolio -- maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments while maintaining maturities of one year or less. While the portfolio is managed with the goal of keeping its share price stable at $1.00, there can be no assurance this goal will be achieved. The rate of income will vary from day to day, generally reflecting short-term interest rates.

U.S. Real Estate Portfolio -- seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trust and real estate operating companies.

The investment adviser for Global Equity Portfolio and U.S. Real Estate Portfolio is Morgan Stanley Dean Witter Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is a publicly owned global financial services corporation. The investment adviser for Fixed Income Portfolio and High Yield Portfolio is Miller Anderson & Sherrerd, LLP, which is indirectly wholly-owned by Morgan Stanley Dean Witter & Co.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

AMT Partners Portfolio -- seeks to achieve capital growth by investing mainly in stocks of medium to large capitalization companies. The managers look for well-managed companies whose stock prices are undervalued.

Each portfolio of Neuberger Berman Trust invests its assets in a corresponding series of the Neuberger Berman Advisers Managers Trust ("Managers Trust"), which is also an open-end management investment company registered under the 1940 Act and is organized as a New York common law trust. The investment performance of the Partners Portfolio will directly correspond with the investment performance of the corresponding series of Managers Trust. This "Master/Feeder Fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities.

The investments for the Portfolios are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and the performance of the Portfolio can be expected to vary from those of the other mutual funds.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts, which fund variable annuity and variable life insurance policies.

Neuberger Berman Management Incorporated serves as the investment manager of each series of Managers Trust and as distributor of the shares of and administrator of each portfolio of Neuberger Berman Trust. Neuberger Berman, LLC serves as the sub-adviser for each series of Managers Trust.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

Templeton Developing Markets Fund -- seeks long-term capital appreciation. The fund seeks to achieve this objective by investing primarily at least 65% of its assets in equity securities of issuers in countries having developing markets.

Templeton International Fund -- seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. In pursuit of its investment objective, the International Fund will invest at least 65% of its assets in securities of issuers in at least three countries outside the United States.

Templeton Asset Management Ltd. serves as the investment manager to the Templeton Developing Markets Fund and Templeton Investment Counsel, Inc. serves as the investment manager to the Templeton International Fund. Only Class 2 shares of Templeton Developing Markets Fund and Templeton International Fund are available under the Policy.

There is no assurance that any of the portfolios will achieve their stated objective. Owners are advised to read the Fund prospectuses accompanying this Prospectus for more detailed information regarding management of the portfolios, investment objectives, investment advisory fees, and other charges assessed by the Funds.

Guaranteed Investment Option

Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.


We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

Interest Credited On the Guaranteed Account. All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine, in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

Deductions from the Guaranteed Account. We will deduct any transfers, partial surrenders or any Policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

Payments from the Guaranteed Account. If we must pay any part of the proceeds for a loan or partial surrender or surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

--------------------------------------------------------------------------------

                          Investing Your Account Value

--------------------------------------------------------------------------------


The Policy allows you to choose how to invest your Account Value. Your Account Value will increase or decrease based on:

o    The returns earned by the Subaccounts you select.

o    Interest credited on amounts allocated to the Guaranteed Account.

We will determine your Policy benefits based upon your Account Value. If your Account Value is insufficient, your Policy may terminate. If the Net Cash Surrender Value on a monthly anniversary is less than the amount of that date's monthly deduction, the Policy will be in default and a Grace Period will begin.

Determining the Account Value

On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the Issue Date are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction we deduct.

On each Valuation Date thereafter, your Account Value is equal to:

o    Your Account Value held in the Subaccounts; and

o    Your Account Value held in the Guaranteed Account.

Your Account Value will reflect:

o    the premiums you pay;

o    the returns earned by the Subaccounts you select;

o    the interest credited on amounts allocated to the Guaranteed Account;

o    any loans or partial surrender; and

o    the Policy expenses we deduct.

Account Value in the Subaccounts. We measure your Account Value in the Subaccounts by the value of the Subaccounts' accumulation units we credit to your Policy. When you allocate premiums or transfer part of your Account Value to a Subaccount, we credit your Policy with accumulation units in that Subaccount. The number of accumulation units equals the amount allocated to the Subaccount divided by that Subaccount's accumulation unit value for the Valuation Date when the allocation is effected.


The number of Subaccount accumulation units we credit to your Policy will:

o increase -- when Net Premium is allocated to the Subaccount, amounts are transferred to the Subaccount and loan repayments are credited to the Subaccount.

o decrease -- when the allocated portion of the monthly deduction is taken from the Subaccount, a Policy loan is taken from the Subaccount, an amount is transferred from the Subaccount, or a partial surrender, including the partial surrender charges, is taken from the Subaccount.

Accumulation Unit Values. A Subaccount's accumulation unit value varies to reflect the return of the portfolio, and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each Subaccount at $10 when the Subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior Valuation Period multiplied by the Net Investment Factor for the current Valuation Period.

Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a Subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the Subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and the deduction of the daily mortality and expense risk charge.

Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of your Policy's Account Value equals:

o    the total of all Net Premium, allocated to the Guaranteed Account, plus

o    any amounts transferred to the Guaranteed Account, plus

o    interest   credited  on  the  amounts  allocated  and  transferred  to  the
     Guaranteed Account, less

o    the amount of any transfers from the Guaranteed Account, less

o the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, and less

o the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

o the amount of the Loan Account. If you take a Policy loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans, and interest credited on the Loan Account.

Net Account Value. The Net Account Value on a Valuation Date is the Account Value less Outstanding Loans on that date.

Cash Surrender Value. The Cash Surrender Value on a Valuation Date is the Account Value reduced by any surrender charge that would be assessed you surrendered the Policy on that date.

The amount you would receive on a Surrender of your Policy.

Net Cash Surrender  Value.  The Net Cash  Surrender  Value on a
Valuation Date is equal to:

o    the Cash Surrender Value, less

o    the Outstanding Loan on that date.

Transfers

You may transfer Account Value among the Subaccounts and to the Guaranteed Account after the Period to Examine and Cancel. All transfer requests, except for those made under the Dollar Cost Averaging or Automatic Rebalancing programs, must satisfy the following requirements:

o Minimum amount of transfer -- You must transfer at least $250 or, the balance in the Subaccount or the Guaranteed Account, if less;

o Form of transfer request -- You must make a written request unless you have established prior authorization to make telephone transfers or other means we make available;

o Transfers from the Guaranteed Account -- The maximum you may transfer in a Policy year is equal to 25% of your Guaranteed Account value that is not in the Loan Account on the most recent Policy anniversary reduced by all partial surrenders and transfers taken from the Guaranteed Account during that Policy year.

Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Office. We process transfers on the same date we receive your transfer request. We may, however, defer transfers under the same conditions as described in "When Proceeds Are Paid," page ___.

Number of Allowable Transfers/Transfer Fee. We do not currently limit the number of transfers you may make. We will currently assess a $25 transfer fee, however, for each transfer in excess of 12 during a Policy year. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy year. Transfers in connection with the Dollar Cost Averaging and Automatic Rebalancing features will not count against the 12 free transfers in a Policy year. We reserve the right to increase or decrease the number of "free" transfers allowed in any Policy year.

Telephone Transfers. If you have completed an authorization form allowing telephone transfers, you may request transfers by telephone. Upon receipt of a telephone transfer authorization form, we will issue you a personal identification number. We confirm all telephone transfers in writing. We will confirm transfer requests received by fax before processing them. You should review all confirmations to determine if there have been any unauthorized transfers.

We will use reasonable procedures to confirm that telephone transfers requests are genuine. We will not be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone transfer privileges at any time, for some or all Policies.

Dollar Cost Averaging

Dollar Cost Averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

You may request Dollar Cost Averaging. Under this program we will automatically transfer monthly a portion of your Account Value. Unless you give us other instructions, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, no less than 5% may be allocated to any one Subaccount or to the Guaranteed Account. We will make the transfers from the Money Market Subaccount so long the Account value is at least $2,000.

Dollar Cost Averaging. If you instruct us to make the transfers from Money Market Subaccount, you may request that we transfer:

o A specified dollar amount -- we will automatically transfer this amount in accordance with your most current premium allocation instructions for a specified period until your Account Value in the transferring Subaccount is depleted.

o A specified percentage-- we will automatically transfer a specified percentage of the amount in the transferring Subaccount in accordance with your most current premium allocation instructions for a specified period until your Account Value in the transferring Subaccount is depleted.


You may allocate additional amounts into the transferring Subaccount at any time.



We reserve the right to establish transfer limits and to restrict the Subaccounts from which transfers may be made.



When we will Process your Automatic Transfers. We will begin to process your automatic transfers:



o If you requested the automatic transfers when you applied for your Policy -- on the first monthly anniversary following the end of the Period to Examine and Cancel.



o    If you elect the option  after you  applied for the Policy -- on the second
     monthly   anniversary   following  the  receipt  of  your  request  at  our
     Administrative Office.

We will stop processing automatic transfers if:



o The funds in the transferring Subaccount or the Guaranteed Account have been depleted;



o We receive your written request at our Administrative Office to cancel future transfers;



o     We receive notification of death of the Insured; or

o    Your Policy goes into the Grace Period.



Dollar Cost Averaging may lessen the impact of market fluctuations on your investment. Using Dollar Cost Averaging does not guarantee investment gains or protect against loss in a declining market.

--------------------------------------------------------------------------------

                                 Death Benefits

--------------------------------------------------------------------------------


Life Insurance Proceeds

During the Policy term, we will pay the Life Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Office:

o    satisfactory proof of the Insured's death; and

o    return of the  Policy.

The Beneficiary may receive the Life Insurance Proceeds in one lump sum or under any other payment option.

Payment of Life Insurance Proceeds. We will pay the Life Insurance Proceeds generally within seven days after we receive the information we require. We will pay the Life Insurance Proceeds to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the Life Insurance Proceeds may also be affected by other provisions of the Policy.

We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.

Amount of Life Insurance Proceeds. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will equal:

o the death benefit amount determined according to the death benefit option selected; plus

o    any other benefits then due from riders to the Policy; minus

o    the Outstanding Loan, if any, and accrued loan interest; minus

o    any overdue monthly deductions if the Insured dies during a Grace Period.

Death Benefit Options

You  may select from two death benefit options. They are:

Level Death Benefit Option I.

o    Option I

     The basic death benefit will be the greater of:

     (1)  The Face Amount; or

     (2) Account Value at date of death multiplied by the appropriate minimum death benefit factor

     This death benefit option should be considered if you want to minimize your cost of insurance.

Variable Death Benefit Option II.

o    Option II.

     The basic death benefit will be the greater of:

     (1)  The Face Amount plus the Account Value; or

     (2) Account Value at date of death multiplied by the appropriate minimum death benefit factor.

     This death benefit option should be considered if you want your death benefit to increase with your Policy's Account Value.

Tax Qualification Options.

Section 7702 of the Code provides alternative testing procedures for meeting the definition of life insurance. Each Policy must qualify under one of these two tests and you may select the test we use for ensuring your Policy meets the definition of life insurance.

Under both tests under Section 7702, there is a minimum death benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and may be based on the Attained Ages, sex and rate class of the Insured. A table of the applicable factors is located in the Policy.

The two tax qualification options are:

Guideline Premium/Cash Value Corridor Test.

o    Guideline Premium/Cash Value Corridor Test.

Cash Value Accumulation Test.

o Cash Value Accumulation Test. This tax qualification option should be considered if you want to maximize the premiums permitted for your Policy.

Once you have selected the tax qualification option for your Policy, it may not be changed.

Changes in Death Benefit Options

If you have selected the Level Death Benefit Option you may change to the Increasing Death Benefit Option. You may also change from the Increasing Death Benefit Option to the Level Death Benefit Option.

How to request a change.

You may change your Death Benefit Option by providing your Agent with a written request or by writing us at our Administrative Office. We may require that you submit satisfactory evidence of insurability to us.

If you request a change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will decrease the Face Amount by an amount equal to Your Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

If you request a change from the Increasing Death Benefit Option to the Level Death Benefit Option, we will increase the Face Amount by an amount equal to your Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

Once approved, we will issue new Policy information pages and attach a copy of your Application for Change. The change will take effect at the beginning of the Policy Month that coincides with or next follows the date we approve your request. We reserve the right to decline to make any changes that we determine would cause the Policy to fail to qualify as life insurance under our interpretation of the Code.

The change will take effect on the next monthly anniversary that coincides with or next follows the date we approve your request.

Changes in Face Amount

At any time after the first Policy anniversary while the Policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your Policy to fail to qualify as life insurance under of the Code.

Increases in Face Amount. Any request for an increase:

o    Must be for at least $10,000.

o May not be requested in the same Policy year as another request for an increase.

o    May not be requested after the Insured is Attained Age 85.

A written application must be submitted to our Administration Office along with satisfactory evidence of insurability. You must return the Policy so we can amend the Policy to reflect the increase. The increase in Face Amount will become effective on the monthly anniversary on or next following the date the increase is approved, and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount.

Decreases in Face Amount. Any request for a decrease:

o    Must be at least $5,000.

o Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a Policy.

o And, during any one of the first five (5) Policy years, the Face Amount may not be decreased by more than 10% of the initial Face Amount. If the Face Amount is decreased during the first 14 Policy years or within 14 Policy years of an increase in Face Amount, a surrender charge may be applicable.

Consequences of a Change in Face Amount. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a modified endowment contract.

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                     Cash Benefits During the Insured's Life

--------------------------------------------------------------------------------


During the life of the Insured, your Policy has cash benefits which you may access within limits by taking loans, partial surrenders or a surrender.

Policy Loans

You may request a loan against your Policy at any time while the Policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take.

o    Maximum Loan Amount

     - After the First Policy year -- The maximum loan amount is 90% of your Net Cash Surrender Value.

How to request a loan.

You must submit a written request for a loan to the Administrative Office. Policy loans will be processed as of the date we receive the request at our Administrative Office. Loan proceeds generally will be sent to you within seven days.

Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on Policy loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy year while a Policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any Subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each Subaccount on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the Subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

Effect of Policy Loan. A Policy loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the Subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Guaranteed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.

In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

If  the  Life  Insurance   Proceeds  become  payable  while  a  Policy  loan  is
outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

If the Outstanding Loan exceeds the Net Cash Surrender Value on any monthly anniversary, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

Outstanding Loan. The Outstanding Loan on a Valuation Date equals:

o All Policy loans that have not been repaid (including past due unpaid interest added to the loan), plus

o    accrued interest not yet due.

Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Administrative Office and will be credited as of the date received.

Requirements for Partial Surrender.

Partial Surrender

We will not allow a partial surrender during the first Policy year or during the first 12 months following an increase in Face Amount.. We limit the number of partial surrenders you may make to two per year. We may limit the minimum amount of withdrawals.

o Maximum Partial Surrender Amount -- Up to a maximum of 90% of your policy's Net Cash Surrender Value except that the withdrawal must be $500 and at least may not cause the Policy Face Amount to be less than the required minimum Face Amount.

o    Minimum Partial Surrender Amount -- $500.

How to request a partial surrender.

You must submit a written request to our Administrative Office. We will reduce your Account Value by the partial surrender amount plus any applicable charges. When you request a partial surrender, you may direct us to take the requested amount from any Subaccount or from the Guaranteed Account. If the Guaranteed Account or Subaccount value is insufficient to withdraw the amount requested, we will withdraw the difference from the remaining Subaccounts on a pro rata basis unless you have provided specific instructions to withdraw the amount from one or several Subaccounts.

We will process partial surrender requests as of the date we receive your written request at our Administrative Office. We will generally pay partial surrenders within seven days.

Expenses for Partial Surrender. We will deduct the applicable surrender charge on a partial surrender. This charge will be deducted from your Account Value along with the amount requested to be surrendered and will be considered part of the partial surrender (together, the "partial surrender amount"). Currently, we assess a processing charge for each withdrawal of the lesser of $25 or 2% of the amount surrendered.

Effect of Partial Surrender on your Face Amount. The Face Amount of your Policy will also be reduced by the partial surrender amount if you selected the Death Benefit Option I.

We will reduce the Face Amount by the amount of the partial surrender in the following order:

1.   The most recent increase in the Face Amount, if any, will be reduced first.

2. The next most recent increases in the Face Amount, if any, will then be successively decreased.

3. The initial Face Amount will then be decreased.

No partial surrender may be made that would reduce the Face Amount below the minimum Face Amount.

If we issued the policy under a corporate owned arrangement, a partial surrender will be applied prorata over all Insureds under the policy.

Partial surrenders from your Policy may have tax consequences.

Surrendering the Policy for Net Cash Surrender Value

You may surrender your Policy in full at any time for its Net Cash Surrender Value by submitting a written request to our Administrative Office. We will require return of the Policy. A surrender charge may apply. We will process a surrender request as of the date we receive your written request and all required documents. Your surrender request generally will be paid within seven days. The Net Cash Surrender Value may be taken in one sum or it may be applied to a payment option. Your Policy will terminate and cease to be in force if it is surrendered for one sum.
It cannot later be reinstated.

--------------------------------------------------------------------------------

                          Payment Options for Benefits

--------------------------------------------------------------------------------


The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of guaranteed benefit payments.

--------------------------------------------------------------------------------

                             Expenses of the Policy

--------------------------------------------------------------------------------

Periodically, we will deduct expenses related to your Policy. We will deduct these:

o    from premiums, Account Value and from Subaccount assets; and

o    upon certain transactions.

The amount of these expenses are described in your Policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.

Deductions From Premiums

Deduction from Premium -- From each premium we will deduct state premium taxes, federal deferred acquisition cost ("DAC") taxes, and sales charges, if any.

We deduct for premium taxes at an explicit percent of premium equal to state and local tax rates based on the Insured's place of residence. A typical state premium tax is in the range of 2% to 2.5% of premium.

DAC taxes are also based on premium. We will deduct DAC taxes from your Account Value at the time premium is received at a rate equal to 1.25% of premium.

In place of the lump sum deduction described above for premium and DAC taxes, we may offer optional methods of payment at the time you apply for a Policy.

We may deduct a sales charge from each premium and we may also deduct a sales charge from Account Value. A deduction from Account Value may be either in place of a deduction from premium or in combination with a deduction from premium. We will not deduct a sales charge from your Account Value without your agreement to do so. The total sales charge will never exceed 9% of premium.

The sales change partially compensates Us for the expense of selling and distributing the Policy, printing prospectuses, preparing sales literature and paying for other promotional activities. Some of these expenses or other administrative expenses may be assumed by an employer or group sponsor under some employer- owned, trust-owned, or sponsored arrangements. If so, in our sole discretion, we may offer the policy with no sales charge or a reduced sales charge.

We will deduct up to a maximum of 8% from each premium payment. This charge is intended to provide for state premium taxes, DAC taxes and for other expenses associated with acquiring and servicing a Policy.

Monthly Deductions From Account Value

On the Policy Date and each monthly anniversary thereafter, we make a deduction from the Account Value. The amount deducted on the Issue Date is for the Policy Date and any monthly anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a monthly anniversary.

We will deduct on each monthly anniversary charges for:

o    The administration of your Policy.

o    The cost of insurance for your Policy.

o    The acquisition and underwriting costs of your Policy.

Administrative Charge. This charge compensates us for administrative expenses associated with the Policy. These expenses relate to premium billing and collection, record keeping, processing claims, Policy loans, Policy changes, reporting and overhead costs, processing applications and establishing Policy records. This charge will be no more than $10 per month for all Policy years. We may reduce this charge but it will not be less than $7.50 per month. There is an additional monthly administrative charge during the first policy year and the 12 months after an increase in Face Amount per Insured. This charge will not exceed $25 a month per Insured.

Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from month to month. For any Policy the cost of insurance on a monthly anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that monthly anniversary.

Net Amount at Risk.

The Net Amount at Risk is calculated as (a) minus (b) where:

     (a) is the current Life Insurance Proceeds at the beginning of the Policy month divided by 1.0032737; and

     (b)  is the current total Account Value.

Rate Classes for Insureds. We currently rate Insureds in one of following basic rate classifications, based on our underwriting:

o    nonsmoker;

o    smoker;

o    substandard for those involving a higher mortality risk.

At our discretion we may offer this policy on a guaranteed issue basis. If we do, it will be on a uni-sex and uni-smoker basis.

We place the Insured in a rate class when we issue the Policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

The guaranteed cost of insurance charges at any given time for a substandard policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality, investment, expense and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker risk class are generally lower than rates for an Insured of the same age and sex in a smoker risk class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker risk class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard risk class.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits. Mortality tables for the Policy generally distinguish between males and females. Thus, premiums and benefits under the Policy covering males and females of the same age will generally differ.

We do, however, also offer the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer the Policy with unisex mortality tables to such prospective purchasers.

Acquisition Expense. We will make a deduction from your Policy Account Value for expenses associated with the acquisition and underwriting costs to issue your Policy. This charge will vary based on the Insured's Age, sex, rate class.

Deduction From Subaccount Assets

Mortality and Expense Risk Charge. We deduct a daily charge from your Account Value in the Subaccounts for assuming certain mortality and expense risks under the Policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The current charge is at an annual rate of 0.75% of net assets. The guaranteed charge is at an annual rate of 1.00% of the subaccount assets. Although, the charge may be increased or decreased at the sole discretion of the Company, it is guaranteed not to exceed an annual rate of 1.00% of your Account Value in the Subaccounts for the duration of a Policy.

The mortality risk we assume is that the Insureds under a Policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all Policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against all Policies.

Deductions Upon Policy Transactions

Transfer Charge. We currently impose a $25 transfer charge on any transfer of Account Value among the Subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy year. If the charge is imposed, we will deduct it from the amount requested to be transferred before allocation to the new Subaccount(s) and shown in the confirmation of the transaction.

Surrender Charge. If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy years, we will deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid.

Surrender Charge Calculation. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of
(1) times (2) times (3) where:

(1)  is equal to the Face Amount divided by $1,000;

(2) is equal to a surrender charge factor per $1,000 based on the Insured's Age, sex and underwriting class; and

(3)  is equal to the Policy duration factor as described in the following table:

            Policy                    Policy Duration
            Duration                  Factor

               1......................   100%
               2......................   100%
               3......................   100%
               4......................   100%
               5......................   100%
               6......................    90%
               7......................    80%
               8......................    70%
               9......................    60%
              10......................    50%
              11......................    40%
              12......................    30%
              13......................    20%
              14......................    10%
              15+.....................     0%



The sum of (1) and (2) will be capped at a level not to exceed a maximum surrender charge based on a rate per $1,000 of Face Amount. A table of surrender charge factors per $1,000 of Face Amount is shown in Appendix A.

Surrender Charge Based On An Increase Or Decrease In Face Amount. An increase in Face Amount of the Policy may result in an additional surrender charge during the 14 Policy years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If the Face Amount of the Policy is reduced before the end of the 14th Policy year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, and then to the initial Face Amount of the Policy.

Partial Surrender Charges. We may deduct a partial surrender charge:

o    upon a partial surrender; and

o    If you decreased your Policy Face Amount.

We deduct the partial surrender charge from the Subaccounts or the Guaranteed Account in the same proportion as we deduct the amounts for your partial surrender.

Partial Surrender Charge Due to A Decrease in Face Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

Partial Surrender Administrative Charge. We reserve the right to deduct an administrative charge upon a partial surrender of up to $25 per partial surrender.

Discount Purchase Programs

The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by officers, directors and employees of the Company, an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

--------------------------------------------------------------------------------

                             Other Policy Provisions

--------------------------------------------------------------------------------

Right to Exchange

You may exchange this Policy to a flexible premium fixed benefit life insurance policy on the life of the Insured, without evidence of insurability. This exchange may be made:

(a)  within 24 months after the Issue Date while the Policy is in force;

(b)  within 24 months of any increase in Face Amount of the Policy; or

(C) within 60 days of the effective date of a material change in the investment policy of a Subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

When an exchange is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the new policy. The Face Amount in effect at the time of the exchange will remain unchanged. The Effective Date, Issue Date and Issue Age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

Limits on our Rights to Contest the Policy

Incontestability. We will not contest the Policy after it has been in force during the Insured's lifetime for two years from the Issue Date. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured commits suicide (while sane or insane) within two years (unless otherwise specified by state law) after the Issue Date, our liability will be limited to the payment of a single sum. This sum will be equal to the premiums paid, minus any loan and accrued loan interest and minus any partial surrender and minus the cost of any riders attached to the Policy. If the Insured commits suicide (while sane or insane) within two years (unless otherwise specified by state law) after the effective date of an increase in the Face Amount, then our liability as to the increase in amount will be limited to the payment of a single sum equal to the monthly cost of insurance deductions made for such increase plus the expense charge deducted for the increase.

Changes in the Policy or Benefits

Misstatement of Age or Sex. If an Insured's age or sex has been misstated in the Policy, the Life Insurance Proceeds and any benefits provided by riders shall be those which would be purchased at the then current cost of insurance charge for the correct age and sex.

Other Changes. At any time we may make such changes in the Policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Code or to make the Policy conform with any law or regulation issued by any government agency to which it is subject.

When Proceeds Are Paid

We will ordinarily pay any Life Insurance Proceeds, loan proceeds or partial or full surrender proceeds within seven days after receipt at our Administrative Office of all the required documents. Other than the Life Insurance Proceeds, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, we may delay making a payment or processing a transfer request if:

     (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     (2) the SEC by order permits postponement of payment for your protection.



In addition we may delay making deductions from the Guaranteed Account.

Reports to Owners

You will receive a confirmation within seven days of the transaction of:

o    the receipt of any premium;

o    any change of allocation of premiums;

o    any transfer between Subaccounts;

o    any loan, interest repayment, or loan repayment;

o    any partial surrender;

o any return of premium necessary to comply with applicable maximum receipt of any premium payment;

o    any exercise of your right to cancel;

o    an exchange of the Policy;

o    full surrender of the Policy.

Within 30 days after each Policy anniversary we will send you an annual statement. The statement will show the Life Insurance Proceeds currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premiums paid, all charges deducted during the Policy year, and all transactions. We will also send to you annual and semi-annual reports of the Separate Account.

Assignment

You may assign the Policy in accordance with its terms on a form provided by us. We will not be deemed to know of an assignment unless we receive a copy of this assignment form at our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Any assignment or pledge of a modified endowment contract as collateral for a loan may result in a taxable event.

Reinstatement

If the Policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

1. Request reinstatement of Policy benefits within three (3) years (unless otherwise specified by state law) from the end of the Grace Period;

2.   Provide evidence of insurability satisfactory to Us;

3. Make a payment of an amount sufficient to cover (I) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three
     (3) months, calculated from the effective date of reinstatement; and (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Account Value; and

4. Repay or reinstate any Policy loan which existed on the date the Policy ended.

The effective date of the reinstatement of Policy benefits will be the next monthly anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Account Value, Policy loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.


--------------------------------------------------------------------------------

                             Performance Information

--------------------------------------------------------------------------------


From time to time we may advertise the "total return" and the "average annual total return" of the Subaccounts and the Funds. Both total return and average total return figures are based on historical earnings and are not intended to indicate future performance.

"Total Return" for a portfolio refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized. "Total Return" for the Subaccounts refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized, and the mortality and expense risk charge. "Average Annual Total Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if a Fund's portfolio's or Subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the portfolio, they are not the same as actual year-by-year results.

The performance information set forth in Appendix C reflects the total of the income generated by the portfolio net of the total portfolio operating expenses, plus capital gains and losses, realized or unrealized. The performance results do not reflect: monthly deductions; cost of insurance; surrender charges; sales loads; DAC taxes; and any state or local premium taxes. If these charges were included, the total return figures would be lower.

Performance information may be compared, in reports and promotional literature, to: (I) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policy and the characteristics of and market for such financial instruments.

Total return data may be advertised based on the period of time that the portfolios have been in existence. The results for any period prior to the Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy. Performance information for any Subaccount in any advertising will reflect only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based.
Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown in any advertising and will depend on a number of factors, including the investment allocations by an Owner and the different investment rates of return for the portfolios.

--------------------------------------------------------------------------------

                        Federal Income Tax Considerations

--------------------------------------------------------------------------------

The following summarizes the current federal income tax law that applies to life insurance in general. This summary does not cover all situations. This summary is based upon our understanding of the current federal income tax laws and current interpretations by the Internal Revenue Service. We cannot predict whether the Code will change. You should speak to a competent tax adviser to discuss how the purchase of a Policy and the transactions you make under the Policy will impact your federal tax liability.

Tax Status of the Policy

A Policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the Policy meets the definition of a life insurance contract under Section 7702 of the Code. You bear the risk that the Policy may not meet the definition of a life insurance contract. You should consult your own tax advisers to discuss these risks.

The Company

We are taxed as a life insurance company under the Code. For federal tax purposes, the Separate Account and its operations are considered to be part of our operations and are not taxed separately.

Diversification and Investor Control

The Code requires that we diversify the investments underlying variable insurance contracts. If the investments are not properly diversified and any remedial period has passed, Section 817(h) of the Code provides in general the contract is immediately disqualified from treatment as a life insurance contract for federal income tax purposes. Disqualification of the Policy as a life insurance contract would result in taxable income to you at the time that we allocate any earnings to your Policy. You would have taxable income even though you have not received any payments under the Policy.

To the extent that any segregated asset account with respect to a variable life insurance contract invests exclusively in securities issued by the U.S. Treasury, the diversification standard is satisfied. A segregated asset account underlying life insurance contracts such as the Policy will also meet the diversification requirements if, as of the close of each quarter:

     o the regulated investment companies in which the segregated asset account invest satisfy the diversification requirements described below; and

     o not more than 55 percent of the value of the assets of the account are attributable to cash and cash items (including receivables), Government securities and securities of other regulated investment companies.

Alternatively, the diversification requirements may be met for each if:

     o no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

     o no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

     o no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

     o no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

There are several ways for investments to meet the diversification requirements. Generally, each United States government agency or instrumentality is treated as a separate issuer under these rules.

All securities of the same issuer are generally treated as a single investment.

We intend that each portfolio in which the Subaccounts invest will be managed by its investment adviser in compliance with these diversification requirements.

A variable life insurance policy could fail to be treated as a life insurance contract for tax purposes if the owner of the policy has such control over the investments underlying the policy (e.g., by being able to transfer values among subaccounts with only limited restrictions) so as to be considered the owner of the underlying investments. There is some uncertaintly on this point because no guidelines have been issued by the Treasury Department. If and when guidelines are issued, we may be required to impose limitations on you're rights to control investment designations under the Policy. We do not know whether any such guidelines will be issued or whether any such guidelines would have retroactive effect. We, therefore, reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

Tax Treatment of the Policy

Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

With respect to a Policy issued on the basis of a standard rate class, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if the you pay the full amount of premiums permitted under the Policy.

If subsequent guidance issued under Section 7702 leads us to conclude that a Policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict Policy transactions if we determine such action to be necessary to qualify the Policy as a life insurance contracts under
Section 7702.

Tax Treatment of Policy Benefits In General

This discussion assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the Policy should be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a Policy's Account Value should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender or lapse with loan.

Pre-Death Distribution

The tax treatment of any distribution you receive before the insured's death depends on whether the Policy is classified as a modified endowment contract.

Policies Not Classified as Modified Endowment Contracts

     o If you surrender the Policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

     o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Policy for the purposes of determining whether a withdrawal is taxable.

     o Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

     o The rules change if the Policy is classified as a modified endowment contract (or "MEC"). The Policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Policy to be classified as a MEC. The rules on whether a Policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC. [We will monitor your Policy and will take steps reasonably necessary to notify you on a timely basis if your Policy is in jeopardy of becoming a MEC.]

     o If the Policy is classified as a MEC, then amounts you receive under the Policy before the insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the Policy increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Policy became a MEC.


     o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

     o All MECs issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.

Interest on Policy Loans. Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a Policy loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business Owners from deducting premium payments.)

Policy Exchanges and Modifications. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary.

Withholding. We are required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to non-resident aliens.

You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Generation Skipping Transfer Tax. A transfer of the Policy or the designation of a beneficiary who is either 37 1/2 years younger than the Owner or a grandchild of the Owner may have generation skipping transfer tax consequences.

Contracts Issued in Connection With Tax Qualified Pension Plans. Prior to purchase of a Policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

Possible Charge for the Company's Taxes

At the present time, we do not deduct any charges for any federal, state or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policy.

--------------------------------------------------------------------------------

                           Distribution of the Policy

--------------------------------------------------------------------------------

The Policy is sold by licensed insurance agents, where the Policy may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Policy will be distributed through the principal underwriter for the Separate Account, AIG Equity Sales Corp. (AIGESC) 80 Pine Street, New York, New York, an affiliate of ours. AIGESC may also enter into selling agreements with other broker dealers that will offer the policy.

Commissions may be paid to registered representatives based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

Other Policies Issued by the Company

The Company may offer other policies similar to those offered herein.

--------------------------------------------------------------------------------

                            About Us and the Accounts

--------------------------------------------------------------------------------

The Company

We are a member of the American International Group, Inc.

American International Life Assurance Company of New York is a stock life insurance company operating under the laws of the State of New York. It was incorporated in 1962. We provide a full range of individual and group life, disability, accidental death and dismemberment policies and annuities. We are a subsidiary of American International Group, Inc., which is a holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.

Year 2000.

The Year 2000 issue arises from computer programs being written using two digits rather than four digits to define the applicable year. This could result in a failure of the information technology systems (IT systems) and other equipment containing imbedded technology (non-IT systems) in the year 2000, causing disruption of our operations and of our lessees, vendors, or business partners.

We have developed a plan to address the Year 2000 issue as it affects our internal IT and non-IT systems, and to assess Year 2000 issues relating to third parties with whom we have critical relationships.

     Our plan for addressing internal systems includes:

     o an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue;

     o    definition of strategies to address affected systems and equipment;

     o    remediation of identified affected systems and equipment; and

     o   internal   certification   that  each  internal  system  is  Year  2000
         compliant.

We have remediated, tested and returned to production substantially all of our internal IT systems. We continue to remediate and test internal non-IT systems and expect to complete our remediation by mid-1999.

We have also initiated formal communications with respect to the Year 2000 issue to those third parties which have significant interaction with us. Currently, we are unable to ascertain whether all such third parties will successfully address the Year 2000 issue, particularly those third parties outside the United States where it is believed that remediation efforts relating to the Year 2000 issue may be less advanced. While we expect to have no interruption of operations as a result of internal IT and non-IT systems, significant uncertainties remain about the effect on us of third parties who are not Year 2000 compliant. We will continue to monitor third party Year 2000 issue readiness to determine whether additional or alternative measures may be necessary. Such measures may include selecting alternate third parties or other actions designed to mitigate the effects of a third party's lack of preparedness. There can be no assurance that unresolved Year 2000 issues of third parties will not have a material adverse impact on our results of operations, financial condition or liquidity. We are considering the effects of Year 2000 related failures on our business and, as the most reasonably likely worst case scenarios become more clearly identified, we will develop appropriate contingency plans.

The funds, like other third parties, may not have resolved their Year 2000 issues that may have a material adverse impact on your contract values as well as our operations and we cannot assure that they will. Please refer to Year 2000 discussions in each fund's prospectus.

The Separate Account

We established the Separate Account as a separate investment account on June 5, 1986. It may be used to support the Policy and other variable life insurance policies, and used for other permitted purposes. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the federal securities laws and qualifies as a "separate account" within the meaning of these laws.

Although you may have allocated your Account Values to the Subaccounts, you do not own these assets. You only own your Policy.

We own the assets in the Separate Account. The Separate Account is divided into Subaccounts. The Subaccounts available under the Policy invest in shares of a specific portfolio of the funds. The Separate Account may include other Subaccounts which are not available under the Policy.

Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against the Subaccount without regard to any of our other income, gains or losses. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any of our other businesses or separate accounts. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policy.

Rights we have reserved.

We have reserved certain rights regarding the Separate Account. We will exercise these rights only in compliance with all applicable regulatory requirements. We have the right to:

o    Change, add or delete designated investment options.

o    Add or remove Subaccounts.

o Withdraw assets of a class of policies to which the Policy belongs from a Subaccount and put them in another Subaccount.

o    Combine any two or more Subaccounts.

o Register other separate accounts or deregister the Separate Account with the Securities and Exchange Commission.

o Run the Separate Account under the direction of a committee, and discharge such committee at any time.

o Restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Separate Account.

o Operate the Separate Account or one or more of the Subaccounts by making direct investments or in any other form. If we do so, we may invest the assets of the Separate Account or one or more of the Subaccounts in any investments that are legal, as determined by our own or outside counsel.

We will not change an investment adviser or any investment of a Subaccount of our Separate Account unless approved by the Commissioner of Insurance of the State of New York or deemed approved in accordance with such law or regulation. Any approval process is on file with the insurance supervisory official of the jurisdiction in which this Policy is delivered.

If any change we make results in a material change in the underlying investments of a Subaccount, we will notify you of such change. If you have value in that
Subaccount:

o We will transfer it at your written direction from that Subaccount (without charge) to another Subaccount or to the Guaranteed Account, and

o    You may then change your premium allocation percentages.

Voting Rights

We are the legal owner of shares held by the Subaccounts and as such have the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, we will vote shares held in the Subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions we receive from Owners with Account Value in the Subaccounts. If allowed by law or required by law we may vote shares of the portfolios without obtaining instructions or in disregard to instructions we have received. If we ever disregard voting instructions, we will advise you of that action and our reasons for such action in the next semiannual report.

The Guaranteed Account

The Guaranteed Account is an account within the general account of the Company. Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

We have not registered:

o    Interests in the Guaranteed Account under the Securities Act of 1933, and

o    the Guaranteed Account as an investment company.

The staff of the Securities and Exchange Commission has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

--------------------------------------------------------------------------------

                      Our Directors and Executive Officers
--------------------------------------------------------------------------------

The directors and principal officers of the Company are listed below with their current principal business affiliation and their principal occupations during the past five (5) years. All officers have been affiliated with the Company during the past five (5) years unless otherwise indicated.

                                                   Current Principal
                                                   Business Affiliations
                                                   and Principal Occupations
Name and Address          Office                   During Past Five Years


Michele L. Abruzzo        Director, Sr. Executive  Senior Vice President
80 Pine Street            Vice President
13th Floor
New York, NY  10005

Marion Elizabeth Fajen    Director                 Retired; formerly Vice
5608 N. Waterbury Rd.                              President and Secretary of
Des Moines, IA 50312                               AIG, Inc.

Patrick Joseph Foley      Director                 Retired; Formerly Vice
Donovan, Perry, Carbon,                            President & General
 McDermit & Radzil                                 Counsel American
Wall Street Plaza                                  International Life
88 Pine Street                                     Assurance Company of
New York, NY  10005                                New York

Cecil Calvert Gamwell,III Director                 Director-Life Division AIG,
419 West Beach Road                                Inc.,Director-Seguros,
Charleston, RI  02813                              Venezela and Director (ALT)
                                                   Seguros Interamericanos (of
                                                   New York)

Maurice R. Greenberg      Director                 Chairman of the Board,
70 Pine Street                                     President and Chief Exec.
New York, NY  10270                                Officer of AIG, Inc.


Howard Earl Gunton Jr.    Chief Financial          Senior Vice President and
One Alico Plaza           Officer, Senior          Comptroller of AIG
600 King Street           Vice President           Domestic Life Companies
Wilmington DE 19801

Jack Russell Harnes       Director                 Retired; Formerly Medical
70 Pine Street                                     Director of AIG, Inc.
New York, New York 10270

                                                   Current Principal
                                                   Business Affiliations
                                                   and Principal Occupations
Name and Address          Office                   During Past Five Years

John Iniss Howell         Director                 Retired; former Director AIG,
263 Glenville Road, 2nd Fl.                        Indian Rock Corporation Inc.
Greenwich, CT 06831                                Director, Schroder Capital
                                                   Management.

Jerome Thomas Muldowney   Director, Senior Vice    Senior Vice President of
175 Water Street          President                AIG Domestic Life Companies,
New York, NY  10038                                Managing Director,
                                                   AIG Global Investment Corp.

Robinson K. Nottingham    Director                 Chairman of the Board,
70 Pine Street            Chairman of              Chief Executive Officer of
New York, NY  10270       the Board                American International Life
                                                   Insurance Company (ALICO)

Michael Mullin            Chief                    Vice President
One Alico Plaza           Operating
600 King Street           Officer, Sr.
Wimington, DE  19801      Vice Pres.

Nicholas Alexander        Director Vice            Senior Vice President, Life
O'Kulich*                 Chairman                 Insurance AIG, Inc.
70 Pine Street            & Treasurer
New York, NY  10270

John Robert Skar          Director,                Senior Vice President,
One Alico Plaza           Senior Vice              Actuary and Director,AIG
600 King Stree            President                Domestic Life Companies.
Wilmington DE 19801       and Chief Actuary


Edmund Sze-Wing Tse       Director                 Vice Chairman,Life Insurance,
70 Pine Street                                     AIG, Inc.
New York, NY  10270

Elizabeth Margaret Tuck   Secretary                Secretary and Assistant
70 Pine Street                                     Secretary of AIG, Inc., and
New York, NY  10270                                certain affiliates


Gerald Walter Wyndorf     Director,                Executive Vice President -
80 Pine Street            Chief Exec               AIG Domestic Life
13th Floor                Officer and              Companies
New York, NY  10005       President

--------------------------------------------------------------------------------

                                Other Information

--------------------------------------------------------------------------------

State Regulation

We are subject to the laws of New York governing insurance companies and to regulation by the New York Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operation for the preceding year and our final condition as of the end of such year. Regulation by the Insurance Department includes periodic examinations to determine our Policy liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the staff of the Insurance Department pursuant to the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

Legal Proceedings

There are no legal proceedings to which the Separate Account or the principal underwriter is a party. We are engaged in various kinds of routine litigation which, in our opinion, are not of material importance in relation to our total capital and surplus.


Experts

Our financial statements which appear in this Prospectus have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, as stated in their reports, and have been included in reliance upon the authority of such firm as experts in accounting and auditing.

Legal Matters

Legal matters relating to the federal securities laws are being passed upon by the firm of Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C.

Published Ratings

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's . The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and should not be considered as bearing on the investment performance of assets held in the Separate Account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

                        INSERT FINANCIAL STATEMENTS HERE

                                   APPENDIX A

           American International Life Assurance Company of New York

                  Maximum Initial Surrender Charge Per $1,000
                        of Initial Specified Face Amount


Issue Age           Sex              Smoker Status             Surrender Charge

   25              Male                Nonsmoker                     16.00
   35              Male                Nonsmoker                     20.00
   45              Male                Nonsmoker                     27.00
   55              Male                Nonsmoker                     38.00
   65              Male                Nonsmoker                     38.00
   75              Male                Nonsmoker                     38.00
   25              Male                 Smoker                       18.00
   35              Male                 Smoker                       23.00
   45              Male                 Smoker                       33.00
   55              Male                 Smoker                       40.00
   65              Male                 Smoker                       40.00
   75              Male                 Smoker                       40.00
   25             Female               Nonsmoker                     15.00
   35             Female               Nonsmoker                     18.00
   45             Female               Nonsmoker                     24.00
   55             Female               Nonsmoker                     33.00
   65             Female               Nonsmoker                     37.00
   75             Female               Nonsmoker                     37.00
   25             Female                Smoker                       16.00
   35             Female                Smoker                       20.00
   45             Female                Smoker                       26.00
   55             Female                Smoker                       37.00
   65             Female                Smoker                       37.00
   75             Female                Smoker                       37.00

                                   APPENDIX B

                               PORTFOLIO EXPENSES
                             As of December 31, 1998

         The purpose of this table is to assist the Owner in understanding the various costs and expenses that will be incurred, directly or indirectly. It is based on historical expenses as a percentage of net assets after waivers and/or reimbursements, if applicable, for the year ended December 31, 1998, except as indicated below. Expenses of the portfolios of the Funds are not fixed or specified under the terms of the Policy. Actual expenses may vary.

                                                                        Total
                                Management   Other                    Operating
                                 Fees       Expenses    12b-1 Fees    Expenses

Alliance
Growth and Income  Portfolio
Premier Growth Portfolio
Quasar Portfolio
Goldman  Sachs
Capital  Growth Fund
CORE U.S.  Equity Fund
CORE Large Cap Growth Fund
CORE  Small Cap Equity  Fund
Global  Income  Fund
Growth and Income  Fund
International  Equity  Fund
Mid Cap  Equity  Fund
Fidelity  VIP II
Contrafund Portfolio
VIP II Index 500  Portfolio
Morgan  Stanley Dean Witter
Fixed Income Portfolio
Global Equity  Portfolio
High Yield Portfolio
Money Market  Portfolio
U.S. Real Estate Portfolio
Neuberger Berman
AMT Partners Portfolio
Templeton
Templeton Developing Markets - Class 2  Fund
Templeton International-Class 2 Fund


           [To be provided by a subsequent amendment to this filing.]

                                   APPENDIX C

                          AVERAGE ANNUAL TOTAL RETURNS

                             As of December 31, 1998

                            Inception                                   Since
                              Date    1 Year  3Years  5Years  10 Years Inception
                              -----   ------  ------  ------  -------- ---------

Alliance
Growth and Income  Portfolio
Premier Growth Portfolio
Quasar Portfolio
Goldman  Sachs
Capital  Growth Fund
CORE U.S.  Equity Fund
CORE Large Cap Growth Fund
CORE  Small Cap Equity  Fund
Global  Income  Fund
Growth and Income  Fund
International  Equity  Fund
Mid Cap  Equity  Fund
Fidelity  VIP II
Contrafund Portfolio
VIP II Index 500  Portfolio
Morgan  Stanley Dean Witter
Fixed Income Portfolio
Global Equity  Portfolio
High Yield Portfolio
Money Market  Portfolio
U.S. Real Estate Portfolio
Neuberger Berman
AMT Partners Portfolio
Templeton
Templeton Developing Markets - Class 2  Fund
Templeton International-Class 2 Fund


           [To be provided by a subsequent amendment to this filing.]

                                  [Back cover]

The Securities and Exchange Commission maintains an Internet Web site (http://www.sec.gov.) That contains additional information about American International Life Assurance Company of New York, the Policy and the Separate Account which may be of interest to you. The Web site also contains additional information about the Policy's variable investment options.

                           Part II - Other Information

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission theretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                 REPRESENTATION

     AIG Life Insurance Company represents that the fees and charges deducted under the Policy covered by this registration statement, in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                 INDEMNIFICATION

     Under its Bylaws, the Company, to the full extent permitted by Delaware law shall indemnify any person who was or is a party to any proceeding (whether brought by or in right of the Company or otherwise) by reason of the fact that he or she is or was a Director of the Company, or while a Director of the Company, is or was serving at the request of the Company as a Director, Officer, partner, Trustee, Employee, or Agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him or her in connection with such proceeding.

     The company shall extend such indemnification, as is provided to directors above, to any person, not a director of the Company, who is or was an officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan. In addition, the Board of Directors of the Company may, by resolution, extend such further indemnification to an officer or such other person as may to it seem fair and reasonable in view of all relevant circumstances.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to such provision of the bylaws or statutes or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Policies issued by Variable Account II, the Company will unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The Prospectus consisting of ___ pages.

     The undertaking to file reports.

     Representation.

     The signatures.

     Written consents of the following persons:
          Kenneth D. Walma
          Michael Burns
          Jorden Burt Cicchetti Berenson & Johnson LLP
          PriceWaterhouseCoopers LLP
          Powers of Attorney

         [To be filed by a subsequent amendment to this filing.]

The following exhibits:

A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2, unless indicated otherwise.

     1. Certificate of Resolution for American International Life Assurance Company of New York, dated June 5, 1986, authorizing the issuance and sale of variable life contracts.*

     2.   N/A

     3.   Principal  Underwriter's Agreement between American International Life
          Assurance  Company  of  New  York  and  American   International  Fund
          Distributors, dated August 15, 1989;*

     4.   N/A

     5. (a) Form of Flexible Premium Variable Universal Life Insurance Policy (2VUL1294NY)*

          (b)  Form of Group Variable Universal Life Policy (2VUL1294NY-G)*

          (c)  Form  of   Certificate   of   Group   Variable   Universal   Life
               (2VUL1294NY-C)*

          (d)  Form  of  Group   Flexible   Variable   Life   Insurance   Policy
               (21GVULD997)**

          (e) Form of Certificate of Group Flexible Variable Universal Life (26GVULD997)**

     6. (a) American International Life Assurance Company of New York, By-Laws (as amended on 3/25/75);*

          (b) Charter of American International Life Assurance Company of New York, dated March 5, 1962;*

          (c) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated February 4, 1972;*

          (d) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated January 18, 1985;*

          (e) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 1, 1987;*

          (f) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated March 22, 1989;*

          (g) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 27, 1991*

     7.   N/A.

     8.   N/A.

     9.   N/A.

     10.  (a)  Form of Life Insurance Application (24APP0396NY)*

          (b)  Form of Supplemental Application (2VULSUP1294NY)*

          (c)  Form of Group Life Insurance Application (24GVAPP997)**

          (d)  Form of Supplemental Application (24GVSUP997)**

     11.  Powers of Attorney (filed electronically herein)


B.   Opinion and Consent of Counsel

         [To be filed by a subsequent amendment to this filing.]

C.   Opinion and Consent of Actuary

         [To be filed by a subsequent amendment to this filing.]

D.   Consent of Independent Certified Public Accountants

          [To be filed by a subsequent amendment to this filing.]

E.   Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP

         [To be filed by a subsequent amendment to this filing.]

F.   Memorandum Regarding Administrative Procedures*

* Incorporated by reference to Registrant's Post-Effective Amendment, No. 4 filed on Form S-6 (File No. 33-90686), dated October 27, 1998.

** Incorporated by reference to Registrant's filing filed on Form S-6 (File No. 333-48457), dated March 23, 1998.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Wilmington, and State of Delaware on this 5th day of March, 1999


                          VARIABLE ACCOUNT B
                          -------------------------------
                                   (Registrant)

                          By: American International Life
                          Assurance Company of New York
                          -------------------------------
                                   (Sponsor)

                          By: /s/ Kenneth D. Walma
                          -------------------------------
                          Kenneth D. Walma, Assistant Secretary and
                          Associate General Counsel

                          Attest: /s/ Robert Liguori
                          Robert Liguori Vice President and General Counsel

Pursuant  to  the   requirements  of  the  Securities  and  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Michele L. Abruzzo                  Director             March 5, 1999
-------------------------
Michele L. Abruzzo

/s/ Marion E. Fajen                     Director             March 5, 1999
-------------------------
Marion E. Fajen

/s/ Patrick J. Foley                    Director             March 5, 1999
-------------------------
Patrick J. Foley

/s/ Cecil C. Gamwell III                Director             March 5, 1999
-------------------------
Cecil C. Gamwell III

/s M.R. Greenberg                       Director             March 5, 1999
-------------------------
M.R. Greenberg

/s/ Jack R. Harnes                      Director             March 5, 1999
-------------------------
Jack R. Harnes

/s/ John I. Howell                      Director             March 5, 1999
-------------------------
John I. Howell

/s/ Jerome T. Muldowney                 Director             March 5, 1999
----------------------------
Jerome T. Muldowney

/s/ Robinson Kendall Nottingham         Director             March 5, 1999
-------------------------------------
Robinson Kendall Nottingham

/s/ Nicholas A. O'Kulich                Director             March 5, 1999
--------------------------
Nicholas A. O'Kulich

/s/ John R. Skar                        Director             March 5, 1999
-------------------------
John R. Skar

/s/ Howard I. Smith                     Director             March 5, 1999
-------------------------
Howard I. Smith

/s/ Edmund Sze-Wing Tse                 Director             March 5, 1999
----------------------------
Edmund Sze-Wing Tse

/s/ Gerald W. Wyndorf                   Director             March 5, 1999
-------------------------
Gerald W. Wyndorf